UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04524)

Exact name of registrant as specified in charter:	Putnam Global Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2017

Date of reporting period :	November 1, 2016 — October 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Global Income Trust

Annual report
10 | 31 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PGGIX

Putnam
Global Income
Trust

Annual report
10 | 31 | 17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed investments carry the risk that they may increase in value when interest rates decline and decline in value when interest rates rise. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a more broadly invested fund. The fund’s policy of concentrating on a limited group of industries and the fund’s non-diversified status, which means the fund may invest in fewer issuers, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to periods of high volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

December 7, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped keep financial markets on a steady course throughout 2017. Global stock markets have generally made solid advances with low volatility, while bond market performance has been a bit more uneven. As we look ahead to the new year, it is important to note that a number of macroeconomic and geopolitical risks around the world could disrupt market momentum.

In all market environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to recognize and thank Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who recently retired from your fund’s Board of Trustees. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

About the fund

Investing in today’s bond markets requires a broad-based approach, the flexibility to exploit a range of sectors and opportunities, and a keen understanding of the complex global interrelationships that drive the markets. With support from more than 90 fixed-income professionals, the fund’s managers actively position the portfolio in securities from a broad range of sectors.

The fund’s management team has an average of more than 25 years of experience.

Putnam Global Income Trust invests in a number of sectors, from international sovereign debt and investment-grade corporate bonds to a wide range of mortgage-backed securities.

2 Global Income Trust

Investing for income from global sources

The fund provides exposure to a variety of currencies to seek to benefit from changes in exchange rates.

Illustration shows the fund’s five largest currency exposures as of 10/31/17. Allocations in each currency may vary over time.

Allocations are shown as a percentage of the fund’s and/or benchmark’s net assets as of 10/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time. For more information on current fund holdings, see pages 28–76.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 11–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/17. See above and pages 11–14 for additional fund performance information. Index descriptions can be found on page 18.

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Interview with your fund’s portfolio manager

Bill is Chief Investment Officer, Fixed Income, at Putnam. He has an M.B.A. from the Haas School of Business, University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1988.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin; Robert L. Davis, CFA; Michael V. Salm; and Paul D. Scanlon, CFA.

What was the investment environment like during the 12-month reporting period ended October 31, 2017?

The U.S. presidential elections; geopolitical tensions with Russia, Iran, and North Korea; and devastating hurricanes in the United States did little to interrupt the calm in the capital markets during the period. President Trump’s electoral win in November 2016 ushered in optimism over potential tax cuts, infrastructure spending, and a pro-growth legislative agenda, all of which pushed U.S. Treasury yields higher. Although many of these proposals have yet to be implemented, the U.S. economy has been on a steady growth path, labor markets have been tightening, and inflation has been relatively benign. The economy grew at a 3.3% annual rate in the third quarter, beating expectations and entering its ninth year of expansion. Unemployment is down to 4.1%, its lowest level since 2001.

Against this backdrop, the Federal Reserve raised interest rates in December 2016 and in March and June of this year. The Fed also started reducing its $4.5 trillion balance sheet in October by allowing Treasuries and mortgage-backed securities it acquired under

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Allocations are shown as a percentage of the fund’s net assets as of 10/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

a program known as quantitative easing [QE] to mature without reinvesting the proceeds. With these influences, the yield on the 10-year U.S. Treasury rose to about 2.38% as of October 31, 2017, from 1.84% at the end of October 2016.

Markets and economies outside the United States were also unfazed by distractions such as a contentious European electoral cycle, Britain’s progress toward leaving the European Union, and the risk of a more protectionist U.S. trade policy. The 19-country eurozone economy grew 2.6% in the third quarter of 2017, led by economic expansion in Germany. The jobless rate among the currency bloc declined to 8.9% in September 2017, the lowest level since 2009. The European Central Bank announced in October 2017 that it will reduce its bond-buying program to 30 billion euros a month from 60 billion euros starting in January 2018.

The gradual withdrawal of so-called quantitative easing was designed to reduce volatility in financial markets. While global monetary tightening typically creates risk for fixed-income assets, investor demand has caused credit spreads to tighten rather than widen.

The fund outpaced its benchmark and the average return of its Lipper peer group. Which holdings and strategies fueled the fund’s relative performance?

Corporate credit was the biggest contributor to performance during the period. An overweight allocation in investment-grade corporate debt — particularly financial companies — and out-of-benchmark positions in high-yield bonds boosted returns. Our security selection within the financials sector was a top contributor to performance. High-yield spreads started at 547 basis points [one basis point is

6 Global Income Trust

equivalent to 0.01%, or 1/100th of a percent] and tightened over the period to end at around 400 basis points. Both sectors benefited from a supportive macroeconomic environment, solid corporate fundamentals, and expectations that proposed tax reforms would lower corporate taxes. Relatively stable global oil prices also provided a tailwind.

Our mortgage-credit strategy was the second-biggest contributor to performance versus the benchmark. Mortgage-credit sectors benefited from investors’ preference for risk that followed the U.S. elections, and that continued through much of 2017. Early in the period, our positions in mezzanine commercial mortgage-backed securities [CMBS] that were issued before the 2008 financial crisis performed particularly well. However, the sector faced some headwinds as news about retail store closures prompted some investors to go bearish on certain parts of the CMBS market, which had significant exposure to retail properties.

Elsewhere within mortgage credit, pay option ARM securities [non-agency residential mortgage-backed securities, or RMBS] also supported the fund’s relative performance. This was largely because of the dwindling supply of inventory, while U.S. housing fundamentals continued to improve.

How did term strategies [interest-rate and yield-curve positions] influence performance?

Our interest-rate and yield-curve positioning in the United States and overseas boosted fund results. The outperformance came from our underweight to duration and steepening bias in the United States, especially just after the 2016 presidential election as rates sold off sharply on the back of proposed fiscal policies of then President-elect Trump. Our holdings in Greece also benefited the fund’s performance.

Credit qualities are shown as a percentage of the fund’s net assets as of 10/31/17. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

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The country continued to reach the milestones needed to secure its bailout agreement with its international creditors.

Were there other parts of the portfolio that contributed versus the benchmark?

Our holdings in emerging-market [EM] bonds and agency interest-only [IO] securities contributed to overall results. Our positions in Brazil, Argentina, Mexico, and Russia gained. Argentina’s debt benefited from reforms announced by pro-business President Mauricio Macri. In Brazil, the central bank has lowered interest rates over the course of the year to spur a nascent economic recovery amid political turmoil. Our EM exposure also benefited from stabilizing commodity prices and appetite for risk among investors.

Our prepayment strategy had a modest impact on results. Our holdings of agency IO securities benefited from investors’ willingness to take risk and a higher-interest-rate environment, which prompted slower-than-expected prepayment speeds. Reverse mortgage IO securities posted strong performance late in the period when the U.S. Department of Housing and Urban Development [HUD] announced changes to the home equity conversion mortgage [HECM] program. The changes are expected to decrease the likelihood of voluntary prepayments on existing loans.

What strategies detracted on a relative basis?

Our currency strategy was the sole detractor for the reporting period. This fund was overweight to the U.S. dollar versus several other currencies. The dollar’s depreciation against many other currencies, including the euro, since the beginning of this year has undermined performance. An underweight exposure to the euro, and our positioning in the Norwegian krone also hurt results. However, our underweight position to the weakening Japanese yen in November and December 2016 partially offset the losses.

This chart shows how the fund’s top currency holdings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Holdings and allocations may vary over time. A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

8 Global Income Trust

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve and to hedge the risk associated with the fund’s curve positioning. We also employed interest-rate swaps to gain exposure to interest rates in various countries. Finally, we utilized currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to help us efficiently gain exposure to foreign currencies.

What is your outlook for the coming months?

We expect economic activity to pick up in the United States in the aftermath of hurricane-related disruptions. We also think the labor market will continue to strengthen and inflation will remain relatively benign. The Fed has pivoted to a tightening cycle, underpinned by robust consumer spending and solid employment levels. The Fed signaled plans to raise its benchmark rate again in December 2017, and we expect that it will reduce its holdings of U.S. Treasuries and MBSs gradually to avoid interest-rate spikes or market volatility. In mid-November, the House of Representatives passed a bill to overhaul the tax code by cutting taxes for businesses and most individuals. The tax reform legislation is expected to add an estimated $1.4 trillion to the federal deficit over the next decade. The Senate, meanwhile, is considering a separate plan.

Turning to bond yields, we think yields are too low given generally favorable global economic conditions. Although we don’t believe yields are likely to rise significantly in the near term, partly due to strong global demand for U.S. bonds, we

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Global Income Trust 9

do think they will be higher by the end of 2018. There are a lot of unknowns, including potential for geopolitical flare-ups on the Korean peninsula, the impact of Brexit on the U.K. economy, and the direction of interest rates and policies in emerging markets. So, while there are a variety of cross-currents that could impact the trajectory of bond yields both in the United States and overseas, we think the overall trend will be for yields to rise next year.

Thank you, Bill, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

10 Global Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (6/1/87)
Before sales charge	6.43%	58.34%	4.70%	9.60%	1.85%	5.24%	1.72%	4.32%
After sales charge	6.29	52.00	4.28	5.22	1.02	1.03	0.34	0.14
Class B (2/1/94)
Before CDSC	6.20	49.05	4.07	5.59	1.09	2.99	0.99	3.63
After CDSC	6.20	49.05	4.07	3.71	0.73	0.12	0.04	–1.37
Class C (7/26/99)
Before CDSC	5.64	47.02	3.93	5.59	1.09	2.92	0.96	3.63
After CDSC	5.64	47.02	3.93	5.59	1.09	2.92	0.96	2.63
Class M (3/17/95)
Before sales charge	6.14	54.35	4.44	8.19	1.59	4.45	1.46	4.12
After sales charge	6.03	49.33	4.09	4.67	0.92	1.06	0.35	0.74
Class R (12/1/03)
Net asset value	6.17	54.51	4.45	8.29	1.61	4.49	1.48	4.14
Class R5 (7/2/12)
Net asset value	6.55	62.60	4.98	11.29	2.16	6.26	2.04	4.70
Class R6 (7/2/12)
Net asset value	6.56	63.16	5.02	11.65	2.23	6.45	2.11	4.83
Class Y (10/4/05)
Net asset value	6.54	62.24	4.96	10.94	2.10	6.05	1.98	4.68

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

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Comparative index returns For periods ended 10/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays Global
Aggregate Bond Index	—†	35.77%	3.11%	2.18%	0.43%	3.55%	1.17%	1.18%
Lipper Global Income
Funds category average*	6.44%	41.89	3.48	6.68	1.25	4.80	1.56	2.80

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/17, there were 206, 189, 173, 80, and 1 fund(s), respectively, in this Lipper category.

† The fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,905 and $14,702, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,933. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $15,451, $16,260, $16,316, and $16,224, respectively.

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Fund price and distribution information For the 12-month period ended 10/31/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	12		12	12	12		12	12	12	12
Income	$0.384		$0.293	$0.293	$0.357		$0.334	$0.428	$0.433	$0.416
Capital gains	—		—	—	—		—	—	—	—
Total	$0.384		$0.293	$0.293	$0.357		$0.334	$0.428	$0.433	$0.416
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
10/31/16	$11.93	$12.43	$11.87	$11.87	$11.80	$12.20	$11.90	$11.93	$11.92	$11.92
10/31/17	12.05	12.55	12.00	12.00	11.92	12.32	12.05	12.05	12.05	12.05
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	3.19%	3.06%	2.40%	2.40%	3.02%	2.92%	2.99%	3.59%	3.59%	3.49%
Current
30-day
SEC yield
(with expense
limitation)[2,3]	N/A	1.82	1.16	1.16	N/A	1.60	1.62	2.23	2.31	2.14
Current
30-day
SEC yield
(without
expense
limitation)[3]	N/A	1.81	1.15	1.15	N/A	1.59	1.61	2.22	2.30	2.13

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

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Fund performance as of most recent calendar quarter Total return for periods ended 9/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (6/1/87)
Before sales charge	6.46%	60.61%	4.85%	10.65%	2.05%	4.27%	1.40%	2.27%
After sales charge	6.32	54.19	4.43	6.23	1.22	0.10	0.03	–1.82
Class B (2/1/94)
Before CDSC	6.23	51.32	4.23	6.60	1.29	1.95	0.65	1.50
After CDSC	6.23	51.32	4.23	4.71	0.92	–0.89	–0.30	–3.45
Class C (7/26/99)
Before CDSC	5.67	49.14	4.08	6.70	1.30	2.05	0.68	1.59
After CDSC	5.67	49.14	4.08	6.70	1.30	2.05	0.68	0.60
Class M (3/17/95)
Before sales charge	6.17	56.58	4.59	9.32	1.80	3.55	1.17	2.06
After sales charge	6.06	51.49	4.24	5.76	1.13	0.19	0.06	–1.26
Class R (12/1/03)
Net asset value	6.20	56.73	4.60	9.40	1.81	3.60	1.18	2.09
Class R5 (7/2/12)
Net asset value	6.58	65.05	5.14	12.34	2.35	5.35	1.75	2.72
Class R6 (7/2/12)
Net asset value	6.59	65.62	5.17	12.71	2.42	5.54	1.81	2.69
Class Y (10/4/05)
Net asset value	6.57	64.70	5.12	12.09	2.31	5.15	1.69	2.62

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 10/31/16	1.21%*	1.96%*	1.96%*	1.46%*	1.46%*	0.86%	0.79%	0.96%*
Annualized expense ratio
for the six-month period
ended 10/31/17†	1.22%	1.97%	1.97%	1.47%	1.47%	0.87%	0.80%	0.97%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/17 to 10/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$6.24	$10.06	$10.06	$7.51	$7.51	$4.45	$4.09	$4.96
Ending value (after expenses)	$1,028.00	$1,025.00	$1,025.00	$1,027.10	$1,027.60	$1,029.90	$1,030.10	$1,029.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Global Income Trust 15

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/17, use the following calculation method. To find the value of your investment on 5/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$6.21	$10.01	$10.01	$7.48	$7.48	$4.43	$4.08	$4.94
Ending value (after expenses)	$1,019.06	$1,015.27	$1,015.27	$1,017.80	$1,017.80	$1,020.82	$1,021.17	$1,020.32

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

16 Global Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae),

Global Income Trust 17

Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

18 Global Income Trust

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2017, Putnam employees had approximately $515,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Income Trust 19

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

20 Global Income Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

Global Income Trust 21

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 25 basis points (until September 1, 2016, this limitation was 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain these expense limitations until at least February 28, 2019. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of

22 Global Income Trust

Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended

Global Income Trust 23

December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Global Income Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	2nd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2016, there were 215, 200 and 149 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in

24 Global Income Trust

providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Global Income Trust 25

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

26 Global Income Trust

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Putnam Global Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Income Trust (the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, brokers, and transfer agent of the underlying funds, and when replies were not received from brokers, we performed other auditing procedures, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 7, 2017

Global Income Trust 27

The fund’s portfolio 10/31/17

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (42.7%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (4.7%)
Government National Mortgage Association Pass-Through Certificates
4.50%, TBA, 11/1/47	$3,000,000	$3,179,766
4.00%, TBA, 11/1/47	3,000,000	3,150,234
3.50%, TBA, 11/1/47	2,000,000	2,074,688
3.50%, 7/20/47	991,558	1,029,555
3.00%, TBA, 11/1/47	2,000,000	2,023,594
		11,457,837
U.S. Government Agency Mortgage Obligations (38.0%)
Federal National Mortgage Association Pass-Through Certificates
4.00%, TBA, 11/1/47	5,000,000	5,247,656
3.50%, TBA, 12/1/47	27,000,000	27,705,586
3.50%, TBA, 11/1/47	27,000,000	27,753,046
3.00%, TBA, 12/1/47	5,000,000	4,995,117
3.00%, TBA, 11/1/47	17,000,000	17,010,625
2.50%, TBA, 11/1/47	9,000,000	8,689,922
		91,401,952
Total U.S. government and agency mortgage obligations (cost $103,023,759)		$102,859,789

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes 1.25%, 3/31/21 [i]	$114,000	$112,014
Total U.S. treasury obligations (cost $112,014)		$112,014

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (36.7%)*		amount	Value
Argentina (Republic of) sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)		$780,000	$850,200
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)		285,000	303,032
Australia (Government of) sr. unsec. bonds Ser. 133, 5.50%,
4/21/23 (Australia)	AUD	690,000	614,793
Australia (Government of) sr. unsec. bonds Ser. 144, 3.75%,
4/21/37 (Australia)	AUD	200,000	166,814
Australia (Government of) sr. unsec. bonds Ser. 149, 2.25%,
5/21/28 (Australia)	AUD	670,000	491,837
Australia (Government of) sr. unsec. notes Ser. 122, 5.25%,
3/15/19 (Australia)	AUD	1,010,000	809,675
Austria (Republic of) sr. unsec. notes 0.50%, 4/20/27 (Austria)	EUR	2,097,000	2,433,392
Belgium (Kingdom of) sr. unsec. bonds Ser. 77, 1.00%,
6/22/26 (Belgium)	EUR	620,000	756,367
Belgium (Kingdom of) sr. unsec. unsub. notes Ser. 65, 4.25%,
9/28/22 (Belgium)	EUR	530,000	755,593
Belgium (Kingdom of) unsec. bonds Ser. 60, 4.25%,
3/28/41 (Belgium)	EUR	330,000	600,010
Brazil (Federal Republic of) sr. unsec. unsub. notes 5.875%,
1/15/19 (Brazil)		$100,000	104,650
Brazil (Federal Republic of) unsec. notes 10.00%, 1/1/21
(Brazil) (units)	BRL	790	255,695

28 Global Income Trust

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (36.7%)* cont.		amount	Value
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		$150,000	$175,185
Canada (Government of) sr. unsec. bonds 3.50%, 12/1/45 (Canada)	CAD	180,000	172,893
Canada (Government of) unsec. notes 1.50%, 3/1/20 (Canada)	CAD	400,000	310,857
Denmark (Kingdom of) unsec. bonds 4.50%, 11/15/39 (Denmark)	DKK	740,000	196,529
Denmark (Kingdom of) unsec. bonds 1.75%, 11/15/25 (Denmark)	DKK	2,550,000	448,907
France (Government of) unsec. bonds 4.50%, 4/25/41 (France)	EUR	830,000	1,552,296
France (Government of) unsec. bonds 4.00%, 4/25/55 (France)	EUR	150,000	279,529
France (Government of) unsec. bonds 3.25%, 10/25/21 (France)	EUR	3,410,000	4,553,022
France (Government of) unsec. bonds 2.75%, 10/25/27 (France)	EUR	250,000	350,882
France (Government of) unsec. bonds 0.50%, 5/25/25 (France)	EUR	1,490,000	1,768,256
Hellenic (Republic of) sr. unsec. notes 4.375%, 8/1/22 (Greece)	EUR	474,000	550,156
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/33 (Greece) ††	EUR	36,000	32,886
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/32 (Greece) ††	EUR	36,000	33,328
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/31 (Greece) ††	EUR	95,000	89,081
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/30 (Greece) ††	EUR	597,541	570,340
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/29 (Greece) ††	EUR	656,903	638,936
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/28 (Greece) ††	EUR	44,000	43,852
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/26 (Greece) ††	EUR	338,000	353,335
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/25 (Greece) ††	EUR	62,312	66,192
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/24 (Greece) ††	EUR	118,000	127,296
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/23 (Greece) ††	EUR	630,884	694,018
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		$1,235,000	1,255,069
Ireland (Republic of) unsec. bonds 5.00%, 10/18/20 (Ireland)	EUR	380,000	515,856
Ireland (Republic of) unsec. notes 5.40%, 3/13/25 (Ireland)	EUR	250,000	397,913
Italy (Republic of) sr. unsec. bonds 6.50%, 11/1/27 (Italy)	EUR	670,000	1,116,006
Italy (Republic of) sr. unsec. bonds 4.75%, 9/1/44 (Italy)	EUR	820,000	1,275,330
Italy (Republic of) sr. unsec. bonds 2.50%, 12/1/24 (Italy)	EUR	1,060,000	1,336,016
Italy (Republic of) sr. unsec. notes 0.05%, 10/15/19 (Italy)	EUR	1,600,000	1,872,922
Italy (Republic of) sr. unsec. unsub. bonds 4.75%, 8/1/23 (Italy)	EUR	1,950,000	2,768,964
Japan (Government of) 10 yr sr. unsec. unsub. notes Ser. 330,
0.80%, 9/20/23 (Japan)	JPY	650,000,000	6,006,147
Japan (Government of) 20 yr sr. unsec. bonds Ser. 95, 2.30%,
6/20/27 (Japan)	JPY	500,000,000	5,346,511
Japan (Government of) 20 yr sr. unsec. unsub. bonds Ser. 125,
2.20%, 3/20/31 (Japan)	JPY	308,000,000	3,408,031
Japan (Government of) 20 yr sr. unsec. unsub. bonds Ser. 156,
0.40%, 3/20/36 (Japan)	JPY	120,000,000	1,035,553
Japan (Government of) 20 yr sr. unsec. unsub. notes Ser. 318,
1.00%, 9/20/21 (Japan)	JPY	1,377,000,000	12,629,090

Global Income Trust 29

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (36.7%)* cont.		amount	Value
Japan (Government of) 20 yr sr. unsec. unsub. notes Ser. 41, 1.50%,
3/20/19 (Japan)	JPY	170,000,000	$1,529,439
Japan (Government of) 30 yr sr. unsec. unsub. bonds Ser. 32,
2.30%, 3/20/40 (Japan)	JPY	407,000,000	4,765,950
Japan (Government of) 40 yr sr. unsec. unsub. bonds Ser. 4, 2.20%,
3/20/51 (Japan)	JPY	230,000,000	2,759,434
Netherlands (Government of) unsec. bonds 3.75%,
1/15/42 (Netherlands)	EUR	290,000	526,674
Netherlands (Government of) unsec. bonds 2.25%,
7/15/22 (Netherlands)	EUR	1,290,000	1,687,332
New Zealand (Government of) sr. unsec. bonds Ser. 423, 5.50%,
4/15/23 (New Zealand)	NZD	360,000	284,569
Norway (Government of) unsec. bonds Ser. 476, 3.00%,
3/14/24 (Norway)	NOK	1,760,000	237,798
Ontario (Province of) unsec. bonds 4.00%, 6/2/21 (Canada)	CAD	1,690,000	1,404,837
Poland (Republic of) unsec. notes Ser. 0721, 1.75%,
7/25/21 (Poland)	PLN	2,400,000	645,174
Russia (Federation of) 144A sr. unsec. notes 4.50%, 4/4/22 (Russia)		$1,200,000	1,279,404
Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)		600,000	663,750
South Africa (Republic of) unsec. bonds Ser. 2023, 7.75%, 2/28/23
(South Africa)	ZAR	11,140,000	767,033
Spain (Kingdom of) sr. unsec. bonds 5.15%, 10/31/44 (Spain)	EUR	350,000	603,186
Spain (Kingdom of) sr. unsec. bonds 5.15%, 10/31/28 (Spain)	EUR	590,000	934,289
Spain (Kingdom of) sr. unsec. bonds 4.40%, 10/31/23 (Spain)	EUR	890,000	1,270,703
Spain (Kingdom of) sr. unsec. unsub. bonds 4.65%, 7/30/25 (Spain)	EUR	440,000	652,724
Spain (Kingdom of) sr. unsec. unsub. bonds 4.00%, 4/30/20 (Spain)	EUR	590,000	759,104
Spain (Kingdom of) sr. unsec. unsub. bonds 2.90%,
10/31/46 (Spain)	EUR	20,000	24,070
Sri Lanka (Republic of) 144A sr. unsec. unsub. bonds 6.85%,
11/3/25 (Sri Lanka)		$200,000	221,971
Sweden (Government of) unsec. bonds Ser. 1053, 3.50%,
3/30/39 (Sweden)	SEK	270,000	43,804
Sweden (Government of) unsec. bonds Ser. 1054, 3.50%,
6/1/22 (Sweden)	SEK	6,120,000	853,502
Switzerland (Government of) unsec. bonds 2.00%,
4/28/21 (Switzerland)	CHF	600,000	658,066
United Kingdom Treasury unsec. bonds 4.00%, 1/22/60
(United Kingdom)	GBP	1,320,000	2,944,937
United Kingdom Treasury unsec. bonds 3.75%, 9/7/19
(United Kingdom)	GBP	920,000	1,296,751
United Kingdom Treasury unsec. bonds 2.75%, 9/7/24
(United Kingdom)	GBP	70,000	103,606
United Mexican States sr. unsec. notes Ser. M 20, 10.00%,
12/5/24 (Mexico)	MXN	12,310,000	743,193
United Mexican States sr. unsec. unsub. notes Ser. MTN, 4.75%,
3/8/44 (Mexico)		$440,000	443,586
Total foreign government and agency bonds and notes (cost $92,022,664)			$88,218,128

	Principal
CORPORATE BONDS AND NOTES (30.9%)*	amount	Value
Basic materials (1.6%)
Celanese US Holdings, LLC company guaranty sr. unsec. notes
5.875%, 6/15/21 (Germany)	$160,000	$176,455
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	153,000	164,690
Eastman Chemical Co. sr. unsec. notes 3.80%, 3/15/25	427,000	444,381
Georgia-Pacific, LLC sr. unsec. unsub. notes 7.75%, 11/15/29	96,000	134,329
Georgia-Pacific, LLC 144A company guaranty sr. unsec. notes
5.40%, 11/1/20	10,000	10,920
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. notes 6.00%, 11/15/41 (Canada)	187,000	215,751
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	408,000	434,646
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	150,000	153,195
International Paper Co. sr. unsec. notes 8.70%, 6/15/38	6,000	8,873
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	456,000	463,228
Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
4.125%, 9/15/25	495,000	496,238
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	604,000	609,408
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	229,000	321,797
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	58,000	81,232
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	156,000	216,896
		3,932,039
Capital goods (0.7%)
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	436,000	458,341
L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	94,000	97,607
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	253,000	328,118
Rockwell Collins, Inc. sr. unsec. bonds 4.35%, 4/15/47	777,000	833,080
		1,717,146
Communication services (2.8%)
America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6.125%, 3/30/40 (Mexico)	100,000	123,383
American Tower Corp. sr. unsec. notes 4.00%, 6/1/25 R	235,000	244,090
American Tower Corp. sr. unsec. unsub. bonds 3.375%, 10/15/26 R	258,000	254,871
AT&T, Inc. sr. unsec. unsub. bonds 5.15%, 2/14/50	815,000	803,410
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27	455,000	466,947
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	484,000	554,193
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	118,000	125,531
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. 144A company guaranty
sr. bonds 5.375%, 5/1/47	178,000	180,200

Global Income Trust 31

	Principal
CORPORATE BONDS AND NOTES (30.9%)* cont.	amount	Value
Communication services cont.
Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455%, 11/15/22	$56,000	$74,323
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	60,000	80,227
Comcast Corp. 144A company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	138,000	137,407
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	490,000	484,562
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	476,000	475,005
Crown Castle International Corp. sr. unsec. notes 5.25%, 1/15/23 R	192,000	212,504
Crown Castle International Corp. sr. unsec. notes 4.75%, 5/15/47 R	336,000	349,195
Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883%, 8/15/20	152,000	160,501
Koninklijke KPN NV sr. unsec. unsub. bonds 8.375%,
10/1/30 (Netherlands)	34,000	46,839
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	150,000	158,351
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/
Sprint Spectrum Co. III, LL 144A company guaranty sr. notes
3.36%, 9/20/21	585,000	593,483
Telecom Italia SpA 144A sr. unsec. notes 5.303%, 5/30/24 (Italy)	600,000	646,500
Verizon Communications, Inc. sr. unsec. unsub. notes
4.522%, 9/15/48	54,000	51,592
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	390,000	409,988
		6,633,102
Conglomerates (0.1%)
General Electric Co. jr. unsec. sub. FRB Ser. D, 5.00%,
perpetual maturity	277,000	289,119
		289,119
Consumer cyclicals (3.5%)
21st Century Fox America, Inc. company guaranty sr. unsec. notes
7.85%, 3/1/39	92,000	133,756
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	405,000	405,457
Amazon.com, Inc. 144A sr. unsec. bonds 4.05%, 8/22/47	460,000	471,959
Amazon.com, Inc. 144A sr. unsec. notes 3.15%, 8/22/27	445,000	447,663
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	155,000	165,032
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	313,000	296,478
CBS Corp. company guaranty sr. unsec. unsub. notes
3.50%, 1/15/25	140,000	142,133
D.R. Horton, Inc. company guaranty sr. unsec. sub. notes
5.75%, 8/15/23	340,000	385,448
Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 2/15/26	57,000	61,628
Ford Motor Co. sr. unsec. unsub. notes 4.346%, 12/8/26	212,000	220,915
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	242,000	244,029
Grupo Televisa SAB sr. unsec. unsub. bonds 6.625%,
1/15/40 (Mexico)	215,000	260,096

32 Global Income Trust

	Principal
CORPORATE BONDS AND NOTES (30.9%)* cont.	amount	Value
Consumer cyclicals cont.
Grupo Televisa SAB sr. unsec. unsub. notes 5.00%, 5/13/45 (Mexico)	$250,000	$249,505
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec.
sub. notes 4.25%, 9/1/24	125,000	127,656
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	655,000	687,750
Host Hotels & Resorts LP sr. unsec. unsub. notes 6.00%, 10/1/21 R	49,000	54,431
Host Hotels & Resorts LP sr. unsec. unsub. notes 5.25%, 3/15/22 R	23,000	25,029
Hyatt Hotels Corp. sr. unsec. unsub. notes 3.375%, 7/15/23	128,000	130,901
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	700,000	738,500
L Brands, Inc. company guaranty sr. unsec. sub. notes
5.625%, 2/15/22	220,000	235,400
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	408,000	409,372
Moody’s Corp. 144A sr. unsec. bonds 3.25%, 1/15/28	224,000	222,862
O’Reilly Automotive, Inc. company guaranty sr. unsec. sub. notes
3.55%, 3/15/26	176,000	178,076
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	146,000	148,022
Priceline Group, Inc. (The) sr. unsec. notes 3.65%, 3/15/25	93,000	95,640
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	238,000	250,344
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	156,000	168,556
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	630,000	635,513
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	268,000	279,310
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	76,000	75,967
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	128,000	121,373
Vulcan Materials Co. sr. unsec. unsub. notes 4.50%, 4/1/25	100,000	106,823
Wyndham Worldwide Corp. sr. unsec. unsub. bonds 4.50%, 4/1/27	220,000	224,722
		8,400,346
Consumer staples (2.2%)
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	526,000	591,545
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	160,000	165,101
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	635,000	642,938
Bacardi, Ltd. 144A unsec. notes 4.50%, 1/15/21 (Bermuda)	230,000	244,341
Constellation Brands, Inc. company guaranty sr. unsec. unsub.
bonds 3.70%, 12/6/26	148,000	152,228
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	45,799	51,744
CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	283,424	349,545
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	12,000	12,030
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	68,000	90,195
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	378,000	438,479
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
3.85%, 11/15/24	277,000	287,626

Global Income Trust 33

	Principal
CORPORATE BONDS AND NOTES (30.9%)* cont.	amount	Value
Consumer staples cont.
Grupo Bimbo SAB de CV 144A company guaranty sr. unsec. notes
3.875%, 6/27/24 (Mexico)	$550,000	$566,553
Grupo Bimbo SAB de CV 144A company guaranty sr. unsec. unsub.
notes 4.875%, 6/27/44 (Mexico)	500,000	496,987
Kraft Heinz Co. (The) company guaranty sr. unsec. bonds
4.375%, 6/1/46	185,000	180,650
Kraft Heinz Co. (The) company guaranty sr. unsec. unsub. notes
6.50%, 2/9/40	297,000	372,536
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	481,000	505,651
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	185,000	181,981
		5,330,130
Energy (4.2%)
BP Capital Markets PLC company guaranty sr. unsec. bonds
3.119%, 5/4/26 (United Kingdom)	79,000	79,645
Canadian Natural Resources, Ltd. sr. unsec. unsub. bonds 3.85%,
6/1/27 (Canada)	172,000	176,357
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	206,000	243,338
Cenovus Energy, Inc. 144A sr. unsec. notes 4.25%,
4/15/27 (Canada)	276,000	276,941
Cheniere Corpus Christi Holdings, LLC 144A company guaranty sr.
bonds 5.125%, 6/30/27	315,000	324,844
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	680,000	687,382
Devon Energy Corp. sr. unsec. unsub. notes 3.25%, 5/15/22	106,000	107,573
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	480,000	477,041
Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 4.563%, 4/24/23 (Russia)	310,000	321,625
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	36,000	44,164
MPLX LP sr. unsec. unsub. notes 4.125%, 3/1/27	252,000	259,231
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.75%, 5/23/26 (Brazil)	284,000	343,995
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,162,000	1,246,245
Petrobras Global Finance BV 144A company guaranty sr. unsec.
notes 5.299%, 1/27/25 (Brazil)	239,000	239,777
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela)	23,000	6,647
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela)	155,000	43,013
Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
5.625%, 1/23/46 (Mexico)	315,000	285,595
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	625,000	665,852
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	1,281,000	1,264,988
Philips 66 Partners LP sr. unsec. bonds 3.75%, 3/1/28	394,000	395,497
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	20,000	20,401
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	640,000	688,569
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	144,000	143,319

34 Global Income Trust

	Principal
CORPORATE BONDS AND NOTES (30.9%)* cont.	amount	Value
Energy cont.
Statoil ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	$132,000	$155,151
Targa Resources Partners LP/Targa Resources Partners
Finance Corp. 144A company guaranty sr. unsec. unsub. bonds
5.00%, 1/15/28	290,000	290,725
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	476,000	495,278
Valero Energy Partners LP sr. unsec. unsub. notes
4.375%, 12/15/26	140,000	146,372
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	404,000	427,024
Williams Partners LP sr. unsec. sub. notes 3.60%, 3/15/22	124,000	128,240
Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	166,000	174,083
		10,158,912
Financials (8.8%)
Aflac, Inc. sr. unsec. notes 6.45%, 8/15/40	23,000	30,164
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	100,000	100,543
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	425,000	469,094
American Express Co. jr. unsec. sub. FRN Ser. C, 4.90%,
perpetual maturity	172,000	176,730
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	414,000	565,110
Aon PLC company guaranty sr. unsec. unsub. notes
4.25%, 12/12/42	436,000	441,749
AXA SA 144A jr. unsec. sub. FRN 6.463%, perpetual
maturity (France)	385,000	394,386
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	460,000	526,125
Barclays PLC unsec. sub. bonds 4.836%, 5/9/28 (United Kingdom)	455,000	474,641
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	324,000	343,161
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	215,000	233,976
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	740,000	772,673
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	256,000	286,584
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	120,000	123,726
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	156,000	171,694
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	184,000	198,612
Citigroup, Inc. jr. unsec. sub. FRB Ser. B, 5.90%, perpetual maturity	152,000	163,037
Citigroup, Inc. jr. unsec. sub. FRB Ser. P, 5.95%, perpetual maturity	148,000	161,928
Citigroup, Inc. jr. unsec. sub. FRN 5.875%, perpetual maturity	59,000	61,508
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	412,000	447,230
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	220,000	233,750
Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)	320,000	388,981
Cooperatieve Rabobank UA 144A jr. unsec. sub. FRN 11.00%,
perpetual maturity (Netherlands)	790,000	896,650
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	200,000	218,000
Credit Suisse Group AG 144A sr. unsec. bonds 4.282%,
1/9/28 (Switzerland)	850,000	886,128

Global Income Trust 35

	Principal
CORPORATE BONDS AND NOTES (30.9%)* cont.	amount	Value
Financials cont.
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	$1,000,000	$1,301,688
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	66,000	67,485
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	532,000	544,332
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	9,000	11,867
Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
8.125%, 6/15/38	176,000	183,040
Healthcare Realty Trust, Inc. sr. unsec. unsub. notes
3.875%, 5/1/25 R	124,000	125,163
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	118,000	122,816
HSBC Bank USA, NA unsec. sub. notes 7.00%, 1/15/39	250,000	356,712
HSBC Capital Funding LP 144A company guaranty jr. unsec. sub.
FRB 10.176%, perpetual maturity (Jersey)	456,000	728,743
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	631,000	718,878
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	303,000	384,053
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
FRN BBA LIBOR USD 3 Month + 2.91%, 4.225%, 3/15/37	172,000	168,560
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)	530,000	614,800
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. notes
8.875%, 6/1/39	508,000	830,319
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	230,000	309,925
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	155,000	164,434
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	240,000	250,275
OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	30,000	37,984
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	100,000	101,958
Primerica, Inc. sr. unsec. notes 4.75%, 7/15/22	72,000	78,078
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	72,000	78,480
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	139,000	147,340
Prudential Financial, Inc. sr. unsec. notes 6.625%, 6/21/40	68,000	93,498
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	127,000	136,662
Santander Issuances SAU company guaranty unsec. sub. notes
5.179%, 11/19/25 (Spain)	200,000	215,432
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	270,000	292,402
Sberbank of Russia Via SB Capital SA 144A sr. unsec. notes 6.125%,
2/7/22 (Russia)	275,000	300,781
Teachers Insurance & Annuity Association of America 144A unsec.
sub. notes 6.85%, 12/16/39	136,000	188,240
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	209,000	207,782
UBS Group AG jr. unsec. sub. FRN 6.875%, perpetual
maturity (Switzerland)	300,000	336,593
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	579,000	608,923

36 Global Income Trust

		Principal
CORPORATE BONDS AND NOTES (30.9%)* cont.		amount	Value
Financials cont.
VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R		$465,000	$489,463
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.80%, 11/22/25 (Russia)		500,000	567,945
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)		699,000	714,728
Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.60%, 1/15/38		276,000	376,504
WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R		448,000	468,520
			21,090,583
Health care (1.3%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25		9,000	9,252
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51		253,000	273,620
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26		127,000	121,699
Becton Dickinson and Co. sr. unsec. unsub. bonds 4.669%, 6/6/47		492,000	515,786
Becton Dickinson and Co. sr. unsec. unsub. bonds 3.70%, 6/6/27		422,000	425,102
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26		88,000	93,610
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47		310,000	315,425
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24		75,000	79,031
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R		144,000	143,280
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R		80,000	84,464
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)		340,000	354,814
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)		352,000	343,011
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)		188,000	186,107
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. unsub. bonds 3.15%, 10/1/26 (Netherlands)		284,000	251,212
			3,196,413
Supra-Nation (1.8%)
European Investment Bank sr. unsec. unsub. bonds 5.625%,
6/7/32 (Supra-Nation)	GBP	1,900,000	3,699,835
European Investment Bank sr. unsec. unsub. notes Ser. EMTN,
4.125%, 4/15/24 (Supra-Nation)	EUR	450,000	663,800
			4,363,635
Technology (1.0%)
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24		$133,000	138,555
Broadcom Corp./Broadcom Cayman Finance, Ltd. 144A company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27		627,000	645,073
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24		490,000	540,838
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46		117,000	151,617
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23		594,000	650,870
Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%, 3/15/18		80,000	81,760
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27		275,000	275,497
			2,484,210

Global Income Trust 37

	Principal
CORPORATE BONDS AND NOTES (30.9%)* cont.	amount	Value
Transportation (0.4%)
Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5.75%, 5/1/40	$8,000	$10,255
Continental Airlines, Inc. Pass-Through Trust pass-through
certificates Ser. 97-4, Class A, 6.90%, 1/2/18	3,671	3,680
Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	30,784	33,518
Norfolk Southern Corp. 144A sr. unsec. unsub. bonds
4.05%, 8/15/52	148,000	150,653
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	287,000	284,432
Southwest Airlines Co. Pass Through Trust pass-through
certificates Ser. 07-1, Class A, 6.15%, 8/1/22	135,104	147,900
United AirLines, Inc. Pass-Through Trust pass-through certificates
Ser. 07-1, Class A, 6.636%, 7/2/22	25,597	27,794
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	146,074	150,629
		808,861
Utilities and power (2.5%)
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	270,000	277,155
Boardwalk Pipelines LP company guaranty sr. unsec. unsub.
bonds 4.45%, 7/15/27	76,000	78,029
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	33,000	35,546
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	84,000	109,479
Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	210,000	211,994
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	164,000	172,936
Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	653,000	708,505
Energy Transfer Partners LP sr. unsec. unsub. bonds
4.20%, 4/15/27	20,000	20,234
Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	412,000	469,596
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	168,000	181,653
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	830,000	960,056
Iberdrola International BV company guaranty sr. unsec. unsub.
bonds 6.75%, 7/15/36 (Spain)	155,000	202,196
IPALCO Enterprises, Inc. 144A sr. notes 3.70%, 9/1/24	175,000	175,452
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	250,000	261,779
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	32,000	32,755
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	32,000	32,192
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec.
sub. FRB BBA LIBOR USD 3 Month + 2.41%, 4.80%, 12/1/77	320,000	320,000
Puget Sound Energy, Inc. jr. unsec. sub. FRN Ser. A, 6.974%, 6/1/67	192,000	187,440
Texas Gas Transmission, LLC 144A sr. unsec. notes 4.50%, 2/1/21	369,000	387,390

38 Global Income Trust

	Principal
CORPORATE BONDS AND NOTES (30.9%)* cont.	amount	Value
Utilities and power cont.
Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9.50%, 4/1/19	$530,000	$578,745
WEC Energy Group jr. unsec. sub. FRN BBA LIBOR USD 3 Month +
2.11%, 3.428%, 5/15/67	664,000	639,233
		6,042,365
Total corporate bonds and notes (cost $70,909,681)		$74,446,861

	Principal
MORTGAGE-BACKED SECURITIES (24.6%)*	amount	Value
Agency collateralized mortgage obligations (8.8%)
Bellemeade Re, Ltd. 144A FRB Ser. 17-1, Class M1, 1 Month
US LIBOR + 1.70%, 2.738%, 10/25/27 (Bermuda)	$700,000	$701,313
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK (-4.024 x 1 Month US LIBOR) + 25.79%,
20.808%, 4/15/37	13,440	20,314
IFB Ser. 3072, Class SM (-3.667 x 1 Month US LIBOR) + 23.80%,
19.254%, 11/15/35	43,825	62,633
IFB Ser. 3249, Class PS (-3.3 x 1 Month US LIBOR) + 22.28%,
18.187%, 12/15/36	25,498	35,266
IFB Ser. 3065, Class DC (-3 x 1 Month US LIBOR) + 19.86%,
16.143%, 3/15/35	61,317	87,490
IFB Ser. 2990, Class LB (-2.556 x 1 Month US LIBOR) + 16.95%,
13.779%, 6/15/34	35,898	42,469
IFB Ser. 4076, Class MS, IO (-1 x 1 Month US LIBOR) + 6.70%,
5.461%, 7/15/40	1,701,859	233,566
Ser. 3707, Class PI, IO, 4.50%, 7/15/25	152,573	10,388
Ser. 4355, Class DI, IO, 4.00%, 3/15/44	1,771,446	233,331
Ser. 4193, Class PI, IO, 4.00%, 3/15/43	1,297,323	199,623
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
1 Month US LIBOR + 2.60%, 3.838%, 12/25/27	344,929	352,380
Ser. 4369, Class IA, IO, 3.50%, 7/15/44	1,748,339	335,656
Ser. 4141, Class PI, IO, 3.00%, 12/15/42	2,454,330	278,787
Ser. 4165, Class TI, IO, 3.00%, 12/15/42	5,959,134	592,386
Ser. 4206, Class IP, IO, 3.00%, 12/15/41	2,010,215	194,166
Ser. 3300, PO, zero %, 2/15/37	3,204	2,770
Ser. 3326, Class WF, zero %, 10/15/35 W	1,810	1,352
Federal National Mortgage Association
IFB Ser. 06-8, Class HP (-3.667 x 1 Month US LIBOR) + 24.57%,
20.028%, 3/25/36	34,874	53,039
IFB Ser. 07-53, Class SP (-3.667 x 1 Month US LIBOR) + 24.20%,
19.661%, 6/25/37	38,009	55,084
IFB Ser. 05-75, Class GS (-3 x 1 Month US LIBOR) + 20.25%,
16.536%, 8/25/35	27,280	35,003
IFB Ser. 12-58, Class SM, IO (-1 x 1 Month US LIBOR) + 6.50%,
5.262%, 6/25/42	1,306,646	215,639
IFB Ser. 10-46, Class SB, IO (-1 x 1 Month US LIBOR) + 6.45%,
5.212%, 5/25/40	388,991	68,874
IFB Ser. 12-103, Class LS, IO (-1 x 1 Month US LIBOR) + 6.00%,
4.762%, 9/25/42	2,076,578	335,496
Ser. 12-124, Class JI, IO, 3.50%, 11/25/42	1,435,856	177,687
Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	1,342,309	148,192

Global Income Trust 39

	Principal
MORTGAGE-BACKED SECURITIES (24.6%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	$3,086,038	$240,535
Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	3,037,768	248,338
Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	3,734,011	233,674
Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	2,567,885	272,820
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M1,
1 Month US LIBOR + 1.35%, 2.588%, 1/25/29	282,360	283,972
Ser. 07-64, Class LO, PO, zero %, 7/25/37	4,501	4,144
Government National Mortgage Association
Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	1,571,862	375,282
IFB Ser. 13-124, Class BS, IO (-1 x 1 Month US LIBOR) + 6.65%,
5.411%, 8/20/38	2,722,903	326,748
IFB Ser. 10-171, Class SB, IO (-1 x 1 Month US LIBOR) + 6.45%,
5.211%, 12/16/40	1,203,190	204,121
Ser. 14-76, IO, 5.00%, 5/20/44	826,760	172,504
Ser. 14-25, Class QI, IO, 5.00%, 1/20/44	1,681,817	326,784
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	276,522	60,068
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	565,931	123,121
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	179,960	38,009
IFB Ser. 16-77, Class SL, IO (-1 x 1 Month US LIBOR) + 6.15%,
4.911%, 3/20/43	2,609,102	309,423
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	2,091,216	408,879
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	1,634,196	324,796
Ser. 12-91, Class IN, IO, 4.50%, 5/20/42	2,801,264	515,788
Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	690,701	88,306
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	1,337,501	263,274
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	956,989	188,097
Ser. 10-103, Class DI, IO, 4.50%, 12/20/38	257,191	10,927
Ser. 16-19, Class PI, IO, 4.00%, 2/20/46	1,876,886	328,455
Ser. 16-47, Class CI, IO, 4.00%, 9/20/45	3,799,136	572,834
Ser. 17-57, Class AI, IO, 4.00%, 6/20/45	1,585,755	277,872
Ser. 15-64, Class IG, IO, 4.00%, 5/20/45	2,004,488	382,496
Ser. 15-40, IO, 4.00%, 3/20/45	1,480,528	308,588
Ser. 14-116, Class IL, IO, 4.00%, 8/20/44	2,028,741	305,680
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	576,679	90,828
Ser. 15-94, Class NI, IO, 4.00%, 12/20/41	3,983,317	404,092
Ser. 16-83, Class PI, IO, 3.50%, 6/20/45	3,110,525	484,495
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	925,592	141,764
Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	1,555,752	317,061
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	1,529,032	197,678
Ser. 13-90, Class HI, IO, 3.50%, 4/20/40	1,169,596	61,591
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	1,893,871	168,390
Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	1,238,203	149,440
Ser. 13-53, Class PI, IO, 3.00%, 4/20/41	3,106,531	327,522
Ser. 16-H23, Class NI, IO, 2.422%, 10/20/66 W	4,682,597	638,238
Ser. 17-H04, Class BI, IO, 2.42%, 2/20/67 W	3,499,606	501,144
Ser. 17-H02, Class BI, IO, 2.342%, 1/20/67 W	3,748,918	514,726
Ser. 16-H20, Class NI, IO, 2.334%, 9/20/66 W	2,263,229	267,344
Ser. 16-H16, Class EI, IO, 2.237%, 6/20/66 W	3,842,913	478,058

40 Global Income Trust

		Principal
MORTGAGE-BACKED SECURITIES (24.6%)* cont.		amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 17-H11, Class NI, IO, 2.188%, 5/20/67 W		$4,023,132	$547,818
Ser. 16-H13, Class EI, IO, 2.031%, 4/20/66		3,087,674	358,942
Ser. 17-H19, Class MI, IO, 2.007%, 4/20/67 W		2,274,277	276,779
Ser. 15-H26, Class DI, IO, 1.95%, 10/20/65 W		2,766,925	305,192
Ser. 15-H09, Class AI, IO, 1.946%, 4/20/65 W		6,098,482	592,211
Ser. 15-H03, Class DI, IO, 1.811%, 1/20/65 W		5,147,240	517,298
Ser. 14-H21, Class AI, IO, 1.737%, 10/20/64 W		3,121,068	283,118
Ser. 15-H26, Class EI, IO, 1.717%, 10/20/65 W		3,157,540	310,702
Ser. 16-H01, Class AI, IO, 1.713%, 1/20/66 W		2,433,995	225,145
Ser. 16-H07, Class HI, IO, 1.676%, 2/20/66 W		4,113,892	432,670
Ser. 15-H25, Class AI, IO, 1.617%, 9/20/65 W		3,256,165	285,566
Ser. 14-H12, Class BI, IO, 1.557%, 5/20/64 W		4,066,101	325,406
Ser. 16-H25, Class GI, IO, 1.514%, 11/20/66 W		4,604,313	270,361
			21,142,018
Commercial mortgage-backed securities (10.0%)
Bank of America Commercial Mortgage Trust 144A
FRB Ser. 07-5, Class XW, IO, 0.083%, 2/10/51 W		1,997,453	20
FRB Ser. 04-4, Class XC, IO, 0.048%, 7/10/42 W		31,378	11
Bayview Commercial Asset Trust 144A
Ser. 06-CD1A, IO, 7/25/23	CAD	1,378,857	1
Ser. 07-CD1A, IO, 3/25/21	CAD	322,566	1
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.301%, 3/11/39 W		$690,614	539,819
FRB Ser. 06-PW11, Class C, 5.301%, 3/11/39 (In default) † W		403,000	163,691
FRB Ser. 06-PW14, Class X1, IO, 0.336%, 12/11/38 W		507,112	7,353
CD Mortgage Trust 144A FRB Ser. 07-CD5, Class XS, IO,
zero %, 11/15/44 W		594,238	6
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C1, Class E, 6.078%, 4/15/44 W		285,097	142,926
FRB Ser. 11-C2, Class E, 5.754%, 12/15/47 W		1,053,000	1,062,426
Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS,
4.026%, 5/10/47		477,000	493,208
Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5,
Class XC, IO, 0.422%, 10/15/49 W		4,552,211	910
COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.842%, 5/15/46 W		208,790	213,334
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.735%, 7/15/47 W		393,000	396,022
FRB Ser. 14-CR17, Class C, 4.735%, 5/10/47 W		478,000	470,010
FRB Ser. 14-UBS6, Class C, 4.465%, 12/10/47 W		369,000	373,717
Ser. 12-CR2, Class AM, 3.791%, 8/15/45		356,000	373,443
FRB Ser. 12-CR1, Class XA, IO, 1.879%, 5/15/45 W		2,719,924	188,818
FRB Ser. 14-UBS6, Class XA, IO, 1.024%, 12/10/47 W		10,245,824	495,283
COMM Mortgage Trust 144A Ser. 13-LC13, Class E,
3.719%, 8/10/46 W		489,000	329,159
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2,
Class AX, IO, 0.041%, 1/15/49 W		922,679	46

Global Income Trust 41

	Principal
MORTGAGE-BACKED SECURITIES (24.6%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6.00%, 5/17/40	$23,744	$23,846
FRB Ser. 03-C3, Class AX, IO, 2.048%, 5/15/38 W	50,508	1
Credit Suisse Mortgage Capital Certificates 144A FRB Ser. 06-C4,
Class AX, IO, 0.167%, 9/15/39 W	498,359	6
CSAIL Commercial Mortgage Trust FRB Ser. 15-C1, Class C,
4.298%, 4/15/50 W	285,000	288,624
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.364%, 12/15/49 W	808,000	829,305
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.34%, 8/10/44 W	918,000	956,541
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.253%, 12/10/49 W	9,933,482	20,413
GS Mortgage Securities Trust FRB Ser. 13-GC10, Class XA, IO,
1.561%, 2/10/46 W	8,740,482	547,067
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.051%, 8/10/43 W	257,000	272,818
FRB Ser. 12-GC6, Class D, 5.652%, 1/10/45 W	771,000	741,085
FRB Ser. 13-GC10, Class E, 4.412%, 2/10/46 W	650,000	508,497
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C14, Class C, 4.569%, 8/15/46 W	211,000	216,718
FRB Ser. 15-C33, Class XA, IO, 1.029%, 12/15/48 W	8,126,568	511,974
FRB Ser. 14-C22, Class XA, IO, 0.926%, 9/15/47 W	10,905,590	516,878
FRB Ser. 13-C12, Class XA, IO, 0.66%, 7/15/45 W	23,939,679	509,700
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 06-LDP7, Class B, 5.943%, 4/17/45 W	914,000	137,100
Ser. 13-C10, Class AS, 3.372%, 12/15/47	133,000	134,178
FRB Ser. 13-LC11, Class XA, IO, 1.341%, 4/15/46 W	5,056,228	274,958
FRB Ser. 13-C16, Class XA, IO, 1.111%, 12/15/46 W	11,827,580	468,846
FRB Ser. 06-CB17, Class X, IO, 0.69%, 12/12/43 W	824,258	12,341
FRB Ser. 06-LDP8, Class X, IO, 0.308%, 5/15/45 W	196,058	2
FRB Ser. 07-LDPX, Class X, IO, 0.142%, 1/15/49 W	2,722,657	23,164
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.322%, 2/12/51 W	301,000	294,980
FRB Ser. 12-C6, Class E, 5.136%, 5/15/45 W	1,313,000	1,189,181
FRB Ser. 12-C8, Class D, 4.652%, 10/15/45 W	1,260,000	1,246,326
FRB Ser. 12-LC9, Class D, 4.373%, 12/15/47 W	251,000	256,474
FRB Ser. 07-CB20, Class X1, IO, 0.004%, 2/12/51 W	508,190	5
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.26%, 2/15/40 W	81,979	10
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 06-C6, Class XCL, IO, 0.485%, 9/15/39 W	3,740,271	25,275
FRB Ser. 07-C2, Class XCL, IO, 0.26%, 2/15/40 W	525,417	66
FRB Ser. 05-C2, Class XCL, IO, 0.195%, 4/15/40 W	46,295	3
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class C,
3.178%, 4/20/48 W	373,000	329,978
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X,
IO, 5.865%, 12/15/49 W	35,929	1,168

42 Global Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (24.6%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust Ser. 12-C5,
Class AS, 3.792%, 8/15/45	$850,000	$886,525
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class XA, IO, 1.679%, 11/15/45 W	6,112,256	399,797
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	477,000	98,768
Ser. 07-HQ11, Class AJ, 5.508%, 2/12/44 W	191,696	190,450
Morgan Stanley Capital I Trust 144A
FRB Ser. 04-RR, Class F7, 6.00%, 4/28/39 W	80,076	79,424
FRB Ser. 11-C3, Class D, 5.155%, 7/15/49 W	582,000	600,787
FRB Ser. 05-HQ5, Class X1, IO, 0.015%, 1/14/42 W	1,257,311	15,742
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4,
Class XA, IO, 1.66%, 12/10/45 W	3,653,864	234,756
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 05-C21, Class D, 5.291%, 10/15/44 W	357,000	355,376
FRB Ser. 07-C34, IO, 0.173%, 5/15/46 W	419,374	419
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.294%, 7/15/46 W	363,000	348,517
FRB Ser. 16-LC25, Class XA, IO, 1.088%, 12/15/59 W	6,570,060	423,953
WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646%, 3/15/47 W	360,000	374,816
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	799,000	853,460
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	507,000	536,918
Ser. 13-C11, Class AS, 3.311%, 3/15/45	153,000	154,984
FRB Ser. 13-C14, Class XA, IO, 0.804%, 6/15/46 W	16,700,642	544,608
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class C, 5.671%, 11/15/44 W	183,000	197,926
FRB Ser. 11-C5, Class E, 5.671%, 11/15/44 W	453,000	464,114
FRB Ser. 11-C2, Class D, 5.652%, 2/15/44 W	447,000	456,754
Ser. 11-C4, Class E, 5.247%, 6/15/44 W	861,000	832,472
FRB Ser. 12-C10, Class D, 4.448%, 12/15/45 W	298,000	265,453
FRB Ser. 12-C10, Class XA, IO, 1.582%, 12/15/45 W	3,645,029	234,631
FRB Ser. 13-C12, Class XA, IO, 1.362%, 3/15/48 W	1,139,849	59,118
		24,197,500
Residential mortgage-backed securities (non-agency) (5.8%)
BankUnited Trust FRB Ser. 05-1, Class 1A1, 1 Month US LIBOR +
0.30%, 1.538%, 9/25/45	334,111	317,306
Bear Stearns Asset Backed Securities I Trust FRB Ser. 04-FR3,
Class M6, 1 Month US LIBOR + 3.25%, 6.113%, 9/25/34	12,196	5,291
Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M2, 1 Month
US LIBOR + 4.30%, 5.538%, 7/25/25 (Bermuda)	223,450	227,758
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
3.319%, 5/25/35 W	626,231	641,887
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, 1 Month US LIBOR + 0.96%,
1.904%, 8/25/46	344,170	301,224
FRB Ser. 06-OA7, Class 1A2, 1 Month US LIBOR + 0.94%,
1.884%, 6/25/46	727,051	625,119
FRB Ser. 06-OA10, Class 4A1, 1 Month US LIBOR + 0.19%,
1.428%, 8/25/46	627,044	520,447

Global Income Trust 43

	Principal
MORTGAGE-BACKED SECURITIES (24.6%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation Structured Agency
Credit Risk Debt FRN Ser. 14-HQ3, Class M3, 1 Month US LIBOR +
4.75%, 5.988%, 10/25/24	$470,000	$518,456
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
1 Month US LIBOR + 5.90%, 7.138%, 10/25/28	166,780	191,286
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
1 Month US LIBOR + 5.70%, 6.938%, 4/25/28	304,960	343,389
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
1 Month US LIBOR + 5.55%, 6.788%, 4/25/28	1,654,513	1,833,110
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2,
1 Month US LIBOR + 5.30%, 6.538%, 10/25/28	566,000	648,409
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
1 Month US LIBOR + 5.00%, 6.238%, 7/25/25	159,597	174,323
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
1 Month US LIBOR + 4.30%, 5.538%, 2/25/25	132,065	141,896
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
1 Month US LIBOR + 4.00%, 5.238%, 5/25/25	297,297	318,356
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
1 Month US LIBOR + 2.60%, 3.838%, 5/25/24	1,690,000	1,772,257
MASTR Adjustable Rate Mortgages Trust FRB Ser. 04-13, Class 3A7,
3.467%, 11/21/34 W	516,697	526,514
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
2.974%, 2/25/35 W	195,469	197,363
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
0.598%, 8/26/47	170,000	141,100
Renaissance Home Equity Loan Trust FRB Ser. 03-4, Class A1,
1 Month US LIBOR + 0.52%, 1.758%, 3/25/34	237,528	234,545
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, 1 Month US LIBOR + 0.85%,
2.088%, 5/25/47	509,403	458,743
FRB Ser. 07-AR1, Class 2A1, 1 Month US LIBOR + 0.18%,
1.418%, 1/25/37	301,196	283,630
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR12, Class 1A8, 3.194%, 10/25/35 W	677,976	681,366
FRB Ser. 05-AR9, Class A1C3, 1 Month US LIBOR + 0.96%,
2.198%, 7/25/45	709,014	702,207
FRB Ser. 05-AR1, Class A1B, 1 Month US LIBOR + 0.78%,
2.018%, 1/25/45	366,423	349,934
FRB Ser. 05-AR13, Class A1C3, 1 Month US LIBOR + 0.49%,
1.728%, 10/25/45	1,256,487	1,233,465
FRB Ser. 05-AR2, Class 2A1B, 1 Month US LIBOR + 0.37%,
1.608%, 1/25/45	587,258	575,748
		13,965,129
Total mortgage-backed securities (cost $59,992,884)		$59,304,647

44 Global Income Trust

PURCHASED SWAP OPTIONS OUTSTANDING (0.9%)*
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.
(1.9325)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.9325		$30,992,500	$102,275
(2.2625)/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.2625		13,946,600	80,193
2.2625/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.2625		13,946,600	69,175
1.9325/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.9325		30,992,500	41,220
2.234/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.234		13,407,200	15,284
2.172/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.172		13,407,200	6,167
2.214/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.214		12,397,000	1,612
Citibank, N.A.
(2.518)/3 month USD-LIBOR-BBA/May-49	May-19/2.518		1,363,700	116,351
2.276/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.276		21,451,600	45,263
(1.896)/3 month USD-LIBOR-BBA/Dec-22	Dec-17/1.896		3,980,000	41,631
(1.975)/3 month USD-LIBOR-BBA/Nov-22	Nov-17/1.975		6,198,600	40,291
(2.464)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.464		21,451,600	30,461
(2.57)/3 month USD-LIBOR-BBA/Nov-22	Nov-17/2.57		6,198,600	29,443
1.9175/3 month USD-LIBOR-BBA/Mar-19	Mar-18/1.9175		18,596,000	15,063
2.301/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.301		10,725,800	9,439
2.57/3 month USD-LIBOR-BBA/Nov-22	Nov-17/2.57		6,198,600	9,236
(2.429)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.429		16,103,800	9,018
2.175/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.175		12,397,000	5,207
2.245/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.245		16,103,800	5,153
2.248/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.248		6,198,500	5,021
1.975/3 month USD-LIBOR-BBA/Nov-22	Nov-17/1.975		6,198,600	4,463
1.6525/3 month USD-LIBOR-BBA/Dec-18	Dec-17/1.6525		18,595,500	2,975
1.896/3 month USD-LIBOR-BBA/Dec-22	Dec-17/1.896		3,980,000	2,030
(1.091)/6 month EUR-EURIBOR-Reuters/Jul-23	Jul-18/1.091	EUR	2,124,800	1,411
1.541/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.541		$24,794,000	25
Credit Suisse International
(2.18)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.18		6,198,500	94,217
(2.32)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.32		24,794,100	72,399
2.2655/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.2655		6,198,500	13,823
2.1975/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.1975		12,266,000	123
Goldman Sachs International
1.522/3 month GBP-LIBOR-BBA/Oct-28	Oct-18/1.522	GBP	3,931,000	127,391
1.673/3 month GBP-LIBOR-BBA/Oct-48	Oct-18/1.673	GBP	1,530,000	124,220
(0.597)/3 month GBP-LIBOR-BBA/Nov-19	Nov-17/0.597	GBP	15,936,000	112,177
(1.6775)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.6775		$14,876,400	48,200
-0.117/6 month EUR-EURIBOR-Reuters/Nov-19	Nov-17/-0.117	EUR	21,248,000	39,106
2.30/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.30		$10,725,800	35,610
2.695/3 month USD-LIBOR-BBA/Oct-23	Oct-18/2.695		2,603,400	31,657
(2.41875)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.41875		21,451,600	31,105
2.27/3 month USD-LIBOR-BBA/Mar-28	Mar-18/2.27		2,975,300	28,206
2.485/3 month USD-LIBOR-BBA/Mar-48	Mar-18/2.485		1,239,700	27,534
2.2245/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.2245		13,407,200	18,904
1.9175/3 month USD-LIBOR-BBA/Oct-19	Oct-18/1.9175		11,281,300	16,019
2.156/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.156		13,407,200	8,178
2.20125/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.20125		21,451,600	7,294
1.6775/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.6775		14,876,400	149

Global Income Trust 45

PURCHASED SWAP OPTIONS OUTSTANDING (0.9%)* cont.
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Goldman Sachs International cont.
(-0.117)/6 month EUR-EURIBOR-Reuters/Nov-19	Nov-17/-0.117	EUR	21,248,000	$25
0.597/3 month GBP-LIBOR-BBA/Nov-19	Nov-17/0.597	GBP	15,936,000	21
1.95/3 month USD-LIBOR-BBA/Nov-27	Nov-17/1.95		$8,052,000	$8
JPMorgan Chase Bank N.A.
1.376/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-19/1.376	EUR	3,889,000	152,664
1.758/6 month EUR-EURIBOR-Reuters/Sep-49	Sep-19/1.758	EUR	1,551,000	143,125
(1.919)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.919		$30,992,500	104,755
(2.25)/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.25		13,946,600	80,890
2.25/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.25		13,946,600	68,338
1.919/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.919		30,992,500	39,670
2.2425/3 month USD-LIBOR-BBA/Dec-27	Dec-17/2.2425		10,725,800	25,527
(1.964)/3 month USD-LIBOR-BBA/Jan-21	Jan-18/1.964		6,199,000	17,047
1.964/3 month USD-LIBOR-BBA/Jan-21	Jan-18/1.964		6,199,000	13,390
Total purchased swap options outstanding (cost $3,056,288)				$2,170,179

	Principal
ASSET-BACKED SECURITIES (0.2%)*	amount	Value
Station Place Securitization Trust 144A FRB Ser. 17-1, Class A,
1 Month US LIBOR + 0.90%, 2.138%, 2/25/49	$558,333	$558,333
Total asset-backed securities (cost $558,333)		$558,333

	Principal
MUNICIPAL BONDS AND NOTES (0.2%)*	amount	Value
CA State G.O. Bonds (Build America Bonds), 7.50%, 4/1/34	$100,000	$146,594
North TX, Tollway Auth. Rev. Bonds (Build America Bonds),
6.718%, 1/1/49	95,000	142,248
OH State U. Rev. Bonds (Build America Bonds), 4.91%, 6/1/40	115,000	137,579
Total municipal bonds and notes (cost $310,606)		$426,421

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.1%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Bank of America N.A.
USD/CNH (Put)	Dec-17/CNH 6.50	$6,160,500	$6,160,500	$3,481
USD/JPY (Call)	Jan-18/JPY 115.00	4,822,800	4,822,800	40,270
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/$100.52	5,000,000	5,000,000	40,935
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/100.42	5,000,000	5,000,000	37,800
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/100.33	5,000,000	5,000,000	34,810
USD/JPY (Put)	Jan-18/JPY 107.00	11,978,600	11,978,600	21,621
Total purchased options outstanding (cost $251,062)				$178,917

46 Global Income Trust

	Principal amount/
SHORT-TERM INVESTMENTS (6.6%)*		shares	Value
Putnam Short Term Investment Fund 1.22% L	Shares	5,853,952	$5,853,952
U.S. Treasury Bills 1.113%, 2/8/18 ∆ §		$246,000	245,242
U.S. Treasury Bills 1.081%, 2/15/18 §		355,000	353,829
U.S. Treasury Bills 1.065%, 2/1/18 §		2,722,000	2,714,104
U.S. Treasury Bills 1.065%, 1/18/18 §		30,000	29,929
U.S. Treasury Bills 1.063%, 1/11/18 §		557,000	555,855
U.S. Treasury Bills 1.043%, 1/25/18 §		375,000	374,035
U.S. Treasury Bills 1.038%, 12/7/17 §		196,000	195,807
U.S. Treasury Bills 1.033%, 12/14/17 # §		5,660,000	5,653,451
Total short-term investments (cost $15,976,637)			$15,976,204

TOTAL INVESTMENTS
Total investments (cost $346,213,928)	$344,251,493

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan (Offshore)
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
THB	Thai Baht
USD/$	United States Dollar
ZAR	South African Rand

Key to holding’s abbreviations

BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds

Global Income Trust 47

IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2016 through October 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures , references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $240,694,791.

†  This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $281,662 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,866,560 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $6,123,226 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $68,987,251 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

48 Global Income Trust

DIVERSIFICATION BY COUNTRY ⌂
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any
(as a percentage of Portfolio Value):
United States	66.3%	Russia	1.1%
Japan	11.0	Greece	0.9
France	3.0	Switzerland	0.9
Italy	2.6	Austria	0.7
United Kingdom	1.9	Brazil	0.6
Mexico	1.5	Belgium	0.6
Canada	1.4	Australia	0.6
Spain	1.4	Other	3.0
Supra-Nation	1.3	Total	100.0%
Netherlands	1.2

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 10/31/17 (aggregate face value $88,918,805)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Sell	1/17/18	$98,356	$87,665	$(10,691)
	British Pound	Sell	12/20/17	2,068,887	2,039,335	(29,552)
	Canadian Dollar	Buy	1/17/18	1,002,986	1,086,143	(83,157)
	Czech Koruna	Buy	12/20/17	186,706	189,154	(2,448)
	Euro	Sell	12/20/17	608,322	602,296	(6,026)
	Japanese Yen	Sell	11/15/17	344,515	347,517	3,002
	New Zealand Dollar	Sell	1/17/18	196,959	203,270	6,311
	Norwegian Krone	Buy	12/20/17	806,810	834,233	(27,423)
	Russian Ruble	Buy	12/20/17	1,301,586	1,288,544	13,042
Barclays Bank PLC
	Australian Dollar	Buy	1/17/18	584,401	601,817	(17,416)
	British Pound	Sell	12/20/17	3,325	3,288	(37)
	Euro	Sell	12/20/17	1,799,502	1,831,302	31,800
	Japanese Yen	Sell	11/15/17	601,218	605,564	4,346
	Swedish Krona	Sell	12/20/17	602,946	602,462	(484)
Citibank, N.A.
	Brazilian Real	Buy	1/3/18	77,400	88,520	(11,120)
	British Pound	Buy	12/20/17	1,399,565	1,400,195	(630)
	Canadian Dollar	Buy	1/17/18	17,144	17,594	(450)
	Danish Krone	Sell	12/20/17	369,565	372,728	3,163
	Euro	Sell	12/20/17	4,539,403	4,505,359	(34,044)
	Japanese Yen	Sell	11/15/17	5,612,931	5,804,334	191,403
	Malaysian Ringgit	Buy	11/15/17	328,523	323,036	5,487
	New Zealand Dollar	Sell	1/17/18	587,118	597,276	10,158
	Norwegian Krone	Buy	12/20/17	1,018,358	1,053,610	(35,252)
	Russian Ruble	Buy	12/20/17	700,532	695,505	5,027
	Swedish Krona	Sell	12/20/17	598,261	647,282	49,021
	Thai Baht	Buy	11/15/17	259,697	260,454	(757)

Global Income Trust 49

FORWARD CURRENCY CONTRACTS at 10/31/17 (aggregate face value $88,918,805) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Credit Suisse International
	Canadian Dollar	Buy	1/17/18	$12,955	$13,211	$(256)
	Euro	Buy	12/20/17	372,725	385,451	(12,726)
	Japanese Yen	Sell	11/15/17	1,211,848	1,245,149	33,301
	Swedish Krona	Sell	12/20/17	589,180	606,437	17,257
Goldman Sachs International
	Australian Dollar	Buy	1/17/18	557,862	569,896	(12,034)
	Brazilian Real	Sell	1/3/18	310,269	290,197	(20,072)
	British Pound	Sell	12/20/17	4,170,229	4,097,829	(72,400)
	Chinese Yuan (Offshore)	Buy	11/15/17	38,613	40,053	(1,440)
	Euro	Sell	12/20/17	563,702	554,293	(9,409)
	Hungarian Forint	Buy	12/20/17	590,404	605,579	(15,175)
	Hungarian Forint	Sell	12/20/17	590,065	606,654	16,589
	Indonesian Rupiah	Buy	11/15/17	598,207	603,130	(4,923)
	Indonesian Rupiah	Sell	11/15/17	598,207	603,787	5,580
	Japanese Yen	Sell	11/15/17	4,985,165	4,973,425	(11,740)
	New Zealand Dollar	Sell	1/17/18	577,072	592,366	15,294
	Norwegian Krone	Buy	12/20/17	1,176,793	1,209,766	(32,973)
	South African Rand	Sell	1/17/18	520,316	538,665	18,349
	Swedish Krona	Buy	12/20/17	64,935	54,232	10,703
	Swiss Franc	Sell	12/20/17	143,612	133,115	(10,497)
	Turkish Lira	Buy	12/20/17	114,833	202,606	(87,773)
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/17/18	190,288	194,394	(4,106)
	Canadian Dollar	Sell	1/17/18	558,085	560,219	2,134
	Euro	Buy	12/20/17	361,863	347,239	14,624
	Japanese Yen	Sell	11/15/17	587,990	614,077	26,087
	Mexican Peso	Sell	1/17/18	865,119	896,645	31,526
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/17/18	204,744	229,127	(24,383)
	British Pound	Buy	12/20/17	1,305,923	1,279,190	26,733
	Canadian Dollar	Buy	1/17/18	434,273	447,700	(13,427)
	Euro	Buy	12/20/17	5,357,274	5,654,089	(296,815)
	Indonesian Rupiah	Buy	11/15/17	598,207	602,330	(4,123)
	Indonesian Rupiah	Sell	11/15/17	598,207	603,877	5,670
	Japanese Yen	Sell	11/15/17	9,477,200	9,625,199	147,999
	New Zealand Dollar	Buy	1/17/18	302,751	319,019	(16,268)
	Norwegian Krone	Buy	12/20/17	997,066	1,032,620	(35,554)
	Singapore Dollar	Buy	11/15/17	152,382	154,314	(1,932)
	South Korean Won	Buy	11/15/17	1,558,814	1,564,605	(5,791)
	Swedish Krona	Sell	12/20/17	1,202,392	1,234,029	31,637
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	1/17/18	41,147	46,180	(5,033)
	Canadian Dollar	Sell	1/17/18	499,980	516,330	16,350
	Euro	Buy	12/20/17	8,059	12,458	(4,399)

50 Global Income Trust

FORWARD CURRENCY CONTRACTS at 10/31/17 (aggregate face value $88,918,805) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Royal Bank of Scotland PLC (The) cont.
	Japanese Yen	Sell	11/15/17	$489,961	$506,497	$16,536
	New Zealand Dollar	Buy	1/17/18	47,018	53,964	(6,946)
	Norwegian Krone	Buy	12/20/17	798,744	822,631	(23,887)
	Swedish Krona	Sell	12/20/17	587,910	620,668	32,758
	Turkish Lira	Sell	12/20/17	147,652	104,232	(43,420)
State Street Bank and Trust Co.
	Australian Dollar	Buy	1/17/18	1,183,104	1,202,068	(18,964)
	British Pound	Buy	12/20/17	612,526	599,522	13,004
	British Pound	Sell	12/20/17	611,994	625,643	13,649
	Euro	Sell	12/20/17	4,126,964	4,087,642	(39,322)
	Hungarian Forint	Buy	12/20/17	244,539	255,077	(10,538)
	Israeli Shekel	Buy	1/17/18	74,432	74,701	(269)
	New Zealand Dollar	Buy	1/17/18	825,902	877,689	(51,787)
	Norwegian Krone	Buy	12/20/17	1,435,780	1,506,444	(70,664)
	Polish Zloty	Sell	12/20/17	295,645	297,485	1,840
	Swedish Krona	Buy	12/20/17	520,579	537,095	(16,516)
UBS AG
	Australian Dollar	Buy	1/17/18	848,647	864,697	(16,050)
	Canadian Dollar	Buy	1/17/18	629,378	649,841	(20,463)
	Euro	Sell	12/20/17	1,298,641	1,329,195	30,554
	Japanese Yen	Sell	11/15/17	32,289	45,956	13,667
	New Zealand Dollar	Sell	1/17/18	594,841	597,107	2,266
	Norwegian Krone	Buy	12/20/17	1,435,020	1,500,453	(65,433)
	Swedish Krona	Sell	12/20/17	251	11,992	11,741
WestPac Banking Corp.
	Australian Dollar	Sell	1/17/18	571,552	587,427	15,875
	Euro	Sell	12/20/17	600,262	605,583	5,321
	Japanese Yen	Sell	11/15/17	586,834	607,231	20,397
Unrealized appreciation						920,201
Unrealized depreciation						(1,346,995)
Total						$(426,794)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 10/31/17
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Canadian Government Bond
10 yr (Long)	3	$319,580	$319,580	Dec-17	$(1,288)
Euro-Bobl 5 yr (Long)	8	1,228,031	1,228,031	Dec-17	2,959
Euro-Bund 10 yr (Long)	19	3,602,007	3,602,006	Dec-17	17,208
Euro-Bund 10 yr (Short)	29	5,497,801	5,497,798	Dec-17	(26,771)
Euro-Buxl 30 yr (Long)	5	967,524	967,524	Dec-17	15,830
Euro-OAT 10 yr (Short)	7	1,283,921	1,283,920	Dec-17	(13,614)
Euro-Schatz 2 yr (Short)	21	2,746,210	2,746,208	Dec-17	(2,507)

Global Income Trust 51

FUTURES CONTRACTS OUTSTANDING at 10/31/17 cont.
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Japanese Government Bond
10 yr (Short)	10	$13,233,367	$13,233,367	Dec-17	$50,969
U.S. Treasury Bond 30 yr (Short)	12	1,829,625	1,829,625	Dec-17	33,796
U.S. Treasury Bond Ultra 30 yr (Long)	49	8,074,281	8,074,281	Dec-17	(162,426)
U.S. Treasury Note 2 yr (Short)	3	646,078	646,078	Dec-17	2,525
U.S. Treasury Note 5 yr (Short)	39	4,570,313	4,570,313	Dec-17	43,829
U.S. Treasury Note 10 yr (Long)	95	11,869,063	11,869,063	Dec-17	(160,478)
U.S. Treasury Note 10 yr (Short)	114	14,242,875	14,242,875	Dec-17	184,133
U.S. Treasury Note Ultra 10 yr (Long)	27	3,615,891	3,615,891	Dec-17	(53,757)
Unrealized appreciation					351,249
Unrealized depreciation					(420,841)
Total					$(69,592)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/17 (premiums $3,699,368)
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Bank of America N.A.
2.506/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.506		$12,397,000	$744
(2.2625)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.2625		13,946,600	30,543
(2.296)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.296		13,407,200	33,518
2.2625/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.2625		13,946,600	41,421
(1.9325)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.9325		30,992,500	64,774
1.9325/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.9325		30,992,500	125,830
Citibank, N.A.
(1.755)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.755		24,794,000	25
(2.212)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.212		10,725,800	536
(1.642)/3 month USD-LIBOR-BBA/Dec-19	Dec-17/1.642		12,397,000	620
1.291/6 month EUR-EURIBOR-Reuters/Jul-23	Jul-18/1.291	EUR	3,378,000	1,377
(2.00)/3 month USD-LIBOR-BBA/Dec-18	Dec-17/2.00		$18,595,500	3,161
2.39/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.39		10,725,800	10,726
(2.257)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.257		6,198,600	12,583
(2.05)/3 month USD-LIBOR-BBA/Mar-19	Mar-18/2.05		18,596,000	15,063
2.398/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.398		9,297,800	18,503
(2.337)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.337		8,051,900	18,761
2.337/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.337		8,051,900	27,135
2.37/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.37		10,725,800	44,512
2.3635/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.3635		12,397,000	50,084
1.642/3 month USD-LIBOR-BBA/Dec-19	Dec-17/1.642		12,397,000	52,439
(2.37)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.37		10,725,800	59,528
2.257/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.257		6,198,600	68,557
2.208/3 month USD-LIBOR-BBA/May-24	May-19/2.208		6,198,500	117,586
Credit Suisse International
(2.32)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.32		24,794,100	12,893
2.4155/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.4155		9,297,800	28,544
2.295/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.295		18,595,500	97,440

52 Global Income Trust

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/17 (premiums $3,699,368) cont.
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Goldman Sachs International
2.5525/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.5525		$8,052,000	$8
0.393/6 month EUR-EURIBOR-Reuters/Nov-22	Nov-17/0.393	EUR	8,499,200	10
(1.495)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.495		$24,794,000	25
(0.7685)/3 month GBP-LIBOR-BBA/Nov-22	Nov-17/0.7685	GBP	6,374,400	85
2.6025/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.6025		$10,725,800	3,754
(0.217)/6 month EUR-EURIBOR-Reuters/Nov-22	Nov-17/0.217	EUR	8,499,200	10,791
(2.31)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.31		$10,725,800	23,382
(2.293)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.293		13,407,200	39,685
1.495/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.495		24,794,000	47,604
(2.3025)/3 month USD-LIBOR-BBA/Oct-19	Oct-18/2.3025		24,794,000	52,811
(2.46)/3 month USD-LIBOR-BBA/Mar-38	Mar-18/2.46		3,347,200	55,865
2.31/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.31		10,725,800	63,282
0.9135/3 month GBP-LIBOR-BBA/Nov-22	Nov-17/0.9135	GBP	6,374,400	83,900
(1.6975)/3 month GBP-LIBOR-BBA/Oct-38	Oct-18/1.6975	GBP	4,250,000	252,147
JPMorgan Chase Bank N.A.
2.6525/3 month USD-LIBOR-BBA/Dec-27	Dec-17/2.6525		$10,725,800	3,861
(2.3205)/3 month USD-LIBOR-BBA/Jan-28	Jan-18/2.3205		1,996,000	14,052
2.4115/3 month USD-LIBOR-BBA/Jan-28	Jan-18/2.4115		1,996,000	15,249
(2.25)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.25		13,946,600	29,706
2.25/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.25		13,946,600	42,258
(1.919)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.919		30,992,500	62,915
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00		3,723,000	86,001
1.919/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.919		30,992,500	127,999
(1.733)/6 month EUR-EURIBOR-Reuters/Sep-39	Sep-19/1.733	EUR	4,250,000	291,691
Total				$2,243,984

WRITTEN OPTIONS OUTSTANDING at 10/31/17 (premiums $161,076)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Bank of America N.A.
USD/CNH (Put)	Dec-17/CNH 6.40	$6,160,500	$6,160,500	$400
USD/JPY (Call)	Jan-18/JPY 118.00	4,822,800	4,822,800	12,843
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/$99.96	5,000,000	5,000,000	24,480
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.86	5,000,000	5,000,000	22,255
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.77	5,000,000	5,000,000	20,180
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.40	5,000,000	5,000,000	13,400

Global Income Trust 53

WRITTEN OPTIONS OUTSTANDING at 10/31/17 (premiums $161,076) cont.
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A. cont.
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/$99.30	$5,000,000	$5,000,000	$12,020
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.21	5,000,000	5,000,000	10,760
USD/JPY (Put)	Jan-18/JPY 103.00	11,978,600	11,978,600	5,175
Total				$121,513

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/17
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
(2.647)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	$3,099,300	$(121,183)	$310
(2.203)/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.203	3,099,300	(61,986)	(155)
2.785/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	1,859,600	(199,535)	(8,052)
2.5925/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	1,859,600	(65,551)	(9,856)
2.647/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	3,099,300	(121,183)	(11,591)
(2.785)/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	1,859,600	(199,535)	(13,203)
2.203/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.203	3,099,300	(61,986)	(17,759)
(2.5925)/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	1,859,600	(65,551)	(32,841)
2.7175/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	1,859,600	168,015	67,094
(2.7175)/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	1,859,600	168,015	38,587
(2.413)/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.413	3,099,300	119,168	31,830
2.413/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.413	3,099,300	119,168	2,448
Barclays Bank PLC
(2.205)/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.205	3,099,300	(61,986)	(310)
2.43/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	1,859,600	(25,941)	(2,325)
(2.43)/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	1,859,600	(25,941)	(15,472)
2.205/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.205	3,099,300	(61,986)	(17,635)

54 Global Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/17 cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Citibank, N.A.
2.206/3 month USD-LIBOR-BBA/
Nov-27 (Purchased)	Nov-17/2.206	$6,198,500	$(9,298)	$(124)
(2.654)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	3,099,300	(121,183)	(155)
2.654/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	3,099,300	(121,183)	(11,157)
(2.42)/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.42	3,099,300	119,323	31,117
2.42/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.42	3,099,300	118,703	3,037
2.507/3 month USD-LIBOR-BBA/
Nov-27 (Written)	Nov-17/2.507	6,198,500	9,298	(248)
Credit Suisse International
(2.18)/3 month USD-LIBOR-BBA/
Nov-27 (Written)	Nov-17/2.18	6,198,500	310	310
Goldman Sachs International
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	371,900	(46,952)	(335)
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	371,900	(46,952)	(2,960)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	1,859,600	(259,647)	(8,666)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	1,859,600	(259,647)	(57,536)
2.79/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	1,859,600	176,569	80,559
(2.79)/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	1,859,600	176,569	21,720
Morgan Stanley & Co. International PLC
1.85125/3 month USD-LIBOR-BBA/
Apr-19 (Purchased)	Apr-18/1.85125	18,595,500	(19,525)	(2,603)
(2.01)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-18/2.01	18,595,500	19,525	(19)
Unrealized appreciation				277,012
Unrealized depreciation				(213,002)
Total				$64,010

TBA SALE COMMITMENTS OUTSTANDING at 10/31/17 (proceeds receivable $40,096,328)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.50%, 11/1/47	$3,000,000	11/13/17	$3,207,422
Federal National Mortgage Association, 4.00%, 11/1/47	2,000,000	11/13/17	2,099,062
Federal National Mortgage Association, 3.50%, 11/1/47	27,000,000	11/13/17	27,753,046
Federal National Mortgage Association, 3.00%, 11/1/47	7,000,000	11/13/17	7,004,375
Total			$40,063,905

Global Income Trust 55

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17
			Upfront
			premium	Termina-			Unrealized
Swap counterparty/			received	tion	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
Goldman Sachs International
KRW	6,086,000,000	$99,681	$—	12/9/21	3 month KRW-	1.67%—Quarterly	$(97,507)
					CD-KSDA-
					BLOOMBERG—
					Quarterly
JPMorgan Chase Bank N. A.
MYR	3,770,000	11,986	—	11/14/21	3 month MYR-	4.08%—Quarterly	13,238
					KLIBOR-BNM—
					Quarterly
THB	42,200,000	11,750	—	11/16/21	6 month THB-	2.07%—	14,778
					SIBOR-THFX6M—	Semiannually
					Semiannually
Upfront premium received			—		Unrealized appreciation		28,016
Upfront premium (paid)			—		Unrealized depreciation		(97,507)
Total			$—		Total		$(69,491)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$6,198,500	$91,614	$(41,265)	10/31/27	2.18%—	3 month USD-	$50,586
				Semiannually	LIBOR-BBA—
					Quarterly
18,595,500	81,076	60,300	10/31/27	3 month USD-	2.295%—	(21,489)
				LIBOR-BBA—	Semiannually
				Quarterly
6,198,500	79,093	(12,442)	10/3/27	2.201%—	3 month USD-	62,700
				Semiannually	LIBOR-BBA—
					Quarterly
6,198,500	52,067	(10,582)	10/3/27	2.2495%—	3 month USD-	37,300
				Semiannually	LIBOR-BBA—
					Quarterly
6,198,500	57,088	(10,582)	10/3/27	2.2405%—	3 month USD-	42,365
				Semiannually	LIBOR-BBA—
					Quarterly
9,398,000	215,496	(60,842)	10/31/27	2.09%—	3 month USD-	155,014
				Semiannually	LIBOR-BBA—
					Quarterly
28,194,000	340,020	79,991	10/31/27	3 month USD-	2.21%—	(261,108)
				LIBOR-BBA—	Semiannually
				Quarterly
18,796,000	9,586	(19,559)	10/31/27	2.34875%—	3 month USD-	(28,424)
				Semiannually	LIBOR-BBA—
					Quarterly
2,324,400	35,261	(14,332)	10/18/27	2.176%—	3 month USD-	20,326
				Semiannually	LIBOR-BBA—
					Quarterly

56 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$17,152,000	$90,563 E	$(50,856)	12/20/22	2.00%—	3 month USD-	$39,707
				Semiannually	LIBOR-BBA—
					Quarterly
2,880,000	17,280 E	30,151	12/20/27	3 month USD-	2.30%—	12,871
				LIBOR-BBA—	Semiannually
				Quarterly
9,297,800	78,380	(59,573)	10/31/27	2.25%—	3 month USD-	19,163
				Semiannually	LIBOR-BBA—
					Quarterly
27,893,300	55,229	66,741	10/31/27	3 month USD-	2.365%—	120,901
				LIBOR-BBA—	Semiannually
				Quarterly
4,648,900	48,256	(27,549)	10/25/27	2.23%—	3 month USD-	20,215
				Semiannually	LIBOR-BBA—
					Quarterly
13,946,650	6,973	30,086	10/25/27	3 month USD-	2.33925%—	24,841
				LIBOR-BBA—	Semiannually
				Quarterly
47,050,400	60,695 E	(1,926)	12/20/19	1.80%—	3 month USD-	58,769
				Semiannually	LIBOR-BBA—
					Quarterly
27,824,500	80,691 E	14,202	12/20/22	2.05%—	3 month USD-	94,892
				Semiannually	LIBOR-BBA—
					Quarterly
44,137,500	464,327 E	(214,411)	12/20/27	2.25%—	3 month USD-	249,918
				Semiannually	LIBOR-BBA—
					Quarterly
3,154,100	65,858 E	(32,735)	12/20/47	2.50%—	3 month USD-	33,122
				Semiannually	LIBOR-BBA—
					Quarterly
2,930,000	13,039	(21)	10/2/27	2.2935%—	3 month USD-	10,858
				Semiannually	LIBOR-BBA—
					Quarterly
7,800,000	28,002	48,303	11/1/27	3 month USD-	2.306%—	20,301
				LIBOR-BBA—	Semiannually
				Quarterly
4,472,000	17,799	(36)	10/17/27	2.30%—	3 month USD-	16,284
				Semiannually	LIBOR-BBA—
					Quarterly
1,487,600	5,608	(12)	11/1/27	2.304%—	3 month USD-	5,596
				Semiannually	LIBOR-BBA—
					Quarterly
7,800,000	31,044	31,143	10/17/27	2.30%—	3 month USD-	59,609
				Semiannually	LIBOR-BBA—
					Quarterly
2,304,500	9,840	(17)	10/4/27	2.2955%—	3 month USD-	8,250
				Semiannually	LIBOR-BBA—
					Quarterly

Global Income Trust 57

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$5,913,000	$23,297	$(43)	10/10/27	2.30%—	3 month USD-	$20,200
				Semiannually	LIBOR-BBA—
					Quarterly
3,622,000	12,206	(26)	10/5/27	2.3057%—	3 month USD-	9,795
				Semiannually	LIBOR-BBA—
					Quarterly
3,622,000	12,858	(26)	10/5/27	2.30369%—	3 month USD-	10,453
				Semiannually	LIBOR-BBA—
					Quarterly
5,362,900	22,953 E	(44)	11/7/27	2.301%—	3 month USD-	22,909
				Semiannually	LIBOR-BBA—
					Quarterly
2,629,000	16,957	(19)	10/6/27	3 month USD-	2.2715%—	(15,386)
				LIBOR-BBA—	Semiannually
				Quarterly
1,296,000	5,871	(9)	10/10/27	3 month USD-	2.2935%—	(5,216)
				LIBOR-BBA—	Semiannually
				Quarterly
3,970,500	17,470	(29)	10/10/27	3 month USD-	2.2949%—	(15,460)
				LIBOR-BBA—	Semiannually
				Quarterly
2,855,000	8,222	(21)	10/10/27	2.31178%—	3 month USD-	6,707
				Semiannually	LIBOR-BBA—
					Quarterly
3,970,500	19,376	(29)	10/10/27	3 month USD-	2.28962%—	(17,378)
				LIBOR-BBA—	Semiannually
				Quarterly
2,781,600	4,840	(20)	10/10/27	2.3245%—	3 month USD-	3,343
				Semiannually	LIBOR-BBA—
					Quarterly
2,781,600	5,229	(20)	10/10/27	2.32295%—	3 month USD-	3,735
				Semiannually	LIBOR-BBA—
					Quarterly
2,782,000	473	(20)	10/10/27	2.34566%—	3 month USD-	(2,004)
				Semiannually	LIBOR-BBA—
					Quarterly
2,782,000	3,311	(20)	10/10/27	2.357%—	3 month USD-	(4,860)
				Semiannually	LIBOR-BBA—
					Quarterly
4,834,800	6,769 E	(39)	11/8/27	2.364%—	3 month USD-	(6,808)
				Semiannually	LIBOR-BBA—
					Quarterly
1,342,000	2,926	(10)	10/17/27	2.32%—	3 month USD-	2,462
				Semiannually	LIBOR-BBA—
					Quarterly
4,091,000	11,659	(30)	10/18/27	3 month USD-	2.3125%—	(10,427)
				LIBOR-BBA—	Semiannually
				Quarterly

58 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$1,013,000	$5,632	$(7)	10/17/27	3 month USD-	2.2825%—	$(5,312)
				LIBOR-BBA—	Semiannually
				Quarterly
1,549,600	14,551	(11)	10/18/27	2.24%—	3 month USD-	14,102
				Semiannually	LIBOR-BBA—
					Quarterly
6,818,400	48,615 E	(56)	11/20/27	2.275%—	3 month USD-	48,560
				Semiannually	LIBOR-BBA—
					Quarterly
2,502,400	19,544	(18)	10/18/27	3 month USD-	2.2576%—	(18,839)
				LIBOR-BBA—	Semiannually
				Quarterly
2,502,400	18,418	(18)	10/18/27	3 month USD-	2.26256%—	(17,709)
				LIBOR-BBA—	Semiannually
				Quarterly
2,502,400	18,918	(18)	10/18/27	3 month USD-	2.6031%—	(18,211)
				LIBOR-BBA—	Semiannually
				Quarterly
2,502,400	16,291	(18)	10/18/27	3 month USD-	2.27191%—	(15,573)
				LIBOR-BBA—	Semiannually
				Quarterly
2,502,400	16,766	(18)	10/18/27	3 month USD-	2.26987%—	(16,051)
				LIBOR-BBA—	Semiannually
				Quarterly
24,794,100	59,754 E	(180)	11/3/27	3 month USD-	2.32%—	(59,934)
				LIBOR-BBA—	Semiannually
				Quarterly
2,324,450	24,198	(19,728)	10/27/27	2.23%—	3 month USD-	4,337
				Semiannually	LIBOR-BBA—
					Quarterly
6,973,325	5,858	10,065	10/27/27	3 month USD-	2.35425%—	16,416
				LIBOR-BBA—	Semiannually
				Quarterly
690,000	2,601	(5)	10/23/27	2.303%—	3 month USD-	2,478
				Semiannually	LIBOR-BBA—
					Quarterly
3,399,000	3,331	(25)	10/24/27	2.35552%—	3 month USD-	(3,882)
				Semiannually	LIBOR-BBA—
					Quarterly
2,859,100	257	(21)	10/25/27	2.3457%—	3 month USD-	(636)
				Semiannually	LIBOR-BBA—
					Quarterly
2,859,100	600	(21)	10/25/27	2.34705%—	3 month USD-	(979)
				Semiannually	LIBOR-BBA—
					Quarterly
3,604,000	10,920	(26)	10/26/27	2.3784%—	3 month USD-	(11,314)
				Semiannually	LIBOR-BBA—
					Quarterly

Global Income Trust 59

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$2,975,300	$8,896	$(22)	10/27/27	3 month USD-	2.378%—	$9,093
				LIBOR-BBA—	Semiannually
				Quarterly
1,260,000	4,687	(9)	10/26/27	2.386%—	3 month USD-	(4,826)
				Semiannually	LIBOR-BBA—
					Quarterly
958,000	4,991	(7)	10/26/27	2.4025%—	3 month USD-	(5,099)
				Semiannually	LIBOR-BBA—
					Quarterly
2,303,500	15,986	(17)	10/27/27	2.42166%—	3 month USD-	(16,183)
				Semiannually	LIBOR-BBA—
					Quarterly
2,303,500	16,954	(17)	10/27/27	2.4264%—	3 month USD-	(17,152)
				Semiannually	LIBOR-BBA—
					Quarterly
2,676,000	22,880	(19)	10/27/27	2.4395%—	3 month USD-	(23,114)
				Semiannually	LIBOR-BBA—
					Quarterly
4,719,300	39,831 E	(39)	11/29/27	2.45%—	3 month USD-	(39,869)
				Semiannually	LIBOR-BBA—
					Quarterly
3,217,700	23,843 E	(26)	12/6/27	2.4425%—	3 month USD-	(23,869)
				Semiannually	LIBOR-BBA—
					Quarterly
2,191,000	10,188 E	(16)	10/27/27	3 month USD-	2.74875%—	10,172
				LIBOR-BBA—	Semiannually
				Quarterly
1,850,000	9,861	(13)	10/30/27	2.4026%—	3 month USD-	(9,856)
				Semiannually	LIBOR-BBA—
					Quarterly
1,850,000	9,990	(13)	10/30/27	2.40336%—	3 month USD-	(9,985)
				Semiannually	LIBOR-BBA—
					Quarterly
1,035,000	7,959	(8)	10/31/27	2.428%—	3 month USD-	(7,927)
				Semiannually	LIBOR-BBA—
					Quarterly
3,079,500	13,088	(22)	10/31/27	2.38997%—	3 month USD-	(12,992)
				Semiannually	LIBOR-BBA—
					Quarterly
3,079,500	12,503	(22)	10/31/27	2.38792%—	3 month USD-	(12,407)
				Semiannually	LIBOR-BBA—
					Quarterly
3,079,500	13,396	(22)	10/31/27	2.39108%—	3 month USD-	(13,300)
				Semiannually	LIBOR-BBA—
					Quarterly
2,267,000	4,557	(16)	11/1/27	2.36789%—	3 month USD-	(4,573)
				Semiannually	LIBOR-BBA—
					Quarterly

60 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
	$2,267,000	$3,809	$(16)	11/1/27	2.36421%—	3 month USD-	$(3,825)
					Semiannually	LIBOR-BBA—
						Quarterly
	2,267,000	4,058	(16)	11/1/27	2.3654%—	3 month USD-	(4,074)
					Semiannually	LIBOR-BBA—
						Quarterly
	1,016,600	549 E	(7)	11/6/27	3 month USD-	2.342%—	(556)
					LIBOR-BBA—	Semiannually
					Quarterly
	2,107,500	738 E	(17)	12/4/27	2.356%—	3 month USD-	720
					Semiannually	LIBOR-BBA—
						Quarterly
AUD	180,000	2,102	519	6/28/27	6 month AUD-	3.001%—	3,162
					BBR-BBSW—	Semiannually
					Semiannually
AUD	1,520,000	10,586	(9,641)	6/28/22	6 month AUD-	2.601%—	3,859
					BBR-BBSW—	Semiannually
					Semiannually
AUD	7,567,000	50,443 E	(12,674)	12/20/22	2.65%—	6 month AUD-	(63,117)
					Semiannually	BBR-BBSW—
						Semiannually
AUD	2,464,000	21,668 E	(9,903)	12/20/27	6 month AUD-	3.00%—	11,764
					BBR-BBSW—	Semiannually
					Semiannually
BRL	6,060,615	5,645	(17)	1/2/23	Brazil Cetip	0.00%—At	4,819
					DI Interbank	maturity
					Deposit Rate—
					At maturity
BRL	2,744,859	101,515	(7)	1/2/23	0.00%—At	Brazil Cetip	(101,522)
					maturity	DI Interbank
						Deposit Rate—At
						maturity
BRL	3,036,045	46,333	(8)	1/2/23	Brazil Cetip	0.00%—At	45,970
					DI Interbank	maturity
					Deposit Rate—
					At maturity
BRL	11,772,640	77,237	(14)	1/2/19	0.00%—At	Brazil Cetip	(75,876)
					maturity	DI Interbank
						Deposit Rate—At
						maturity
BRL	3,077,385	8,011	(12)	1/2/23	0.00%—At	Brazil Cetip	(7,681)
					maturity	DI Interbank
						Deposit Rate—At
						maturity
BRL	5,115,185	16,356	(16)	1/4/21	Brazil Cetip	0.00%—At	(16,372)
					DI Interbank	maturity
					Deposit Rate—
					At maturity

Global Income Trust 61

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
BRL	13,661,395	$956	$(1)	1/2/19	0.00%—At	Brazil Cetip	$2,284
					maturity	DI Interbank
						Deposit Rate—At
						maturity
CAD	1,250,000	10,803	(6,781)	6/21/27	3 month CAD-	2.151%—	(13,756)
					BA-CDOR—	Semiannually
					Semiannually
CAD	1,010,000	10,303	(4,559)	6/21/47	3 month CAD-	2.501%—	(10,716)
					BA-CDOR—	Semiannually
					Semiannually
CAD	1,220,000	12,417	(3,705)	6/21/22	3 month CAD-	1.701%—	(13,974)
					BA-CDOR—	Semiannually
					Semiannually
CAD	5,444,000	42,114 E	(9,817)	12/20/22	3 month CAD-	2.25%—	32,296
					BA-CDOR—	Semiannually
					Semiannually
CAD	1,346,000	17,455 E	13,212	12/20/27	2.50%—	3 month CAD-	(4,243)
					Semiannually	BA-CDOR—
						Semiannually
CHF	946,000	2,086 E	(7,472)	12/20/27	0.25%—	6 month CHF-	(5,386)
					Annually	LIBOR-BBA—
						Semiannually
CHF	13,680,000	34,555 E	(66,346)	12/20/22	—	0.25% plus 6	(31,790)
						month CHF-
						LIBOR-BBA —
						Semiannually
CHF	5,884,000	3,775	(14)	9/29/19	—	0.528% plus 6	(4,542)
						month CHF-
						LIBOR-BBA —
						Semiannually
CHF	5,884,000	3,893	(14)	10/2/19	—	0.526% plus 6	(4,608)
						month CHF-
						LIBOR-BBA —
						Semiannually
CHF	12,258,000	6,881	(29)	10/6/19	—	0.53% plus 6	(8,161)
						month CHF-
						LIBOR-BBA—
						Semiannually
CZK	8,330,000	13,541	(5)	7/13/27	1.35%—	6 month CZK-	12,407
					Annually	PRIBOR-PRBO—
						Semiannually
EUR	2,376,000	2,768 E	(9)	2/18/20	—	0.124% plus	(2,777)
						1 day EUR-
						EURIBOR-
						REUTERS —
						Annually

62 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	2,376,000	$3,321 E	$(9)	2/18/20	—	0.104% plus	$(3,331)
						1 day EUR-
						EURIBOR-
						REUTERS —
						Annually
EUR	5,140,000	71,848	(41,321)	6/21/22	6 month	0.401%—	45,271
					EUR-EURIBOR-	Annually
					REUTERS—
					Semiannually
EUR	6,400,000	145,150	(119,968)	6/21/27	6 month	1.001%—	59,782
					EUR-EURIBOR-	Annually
					REUTERS—
					Semiannually
EUR	11,320,000	39,163	(8,720)	6/21/19	0.051% plus 6	—	41,276
					month EUR-
					EURIBOR-
					REUTERS—
					Semiannually
EUR	110,000	1,172	(3,138)	6/21/47	6 month	1.501%—	(3,483)
					EUR-EURIBOR-	Annually
					REUTERS—
					Semiannually
EUR	5,716,000	26,766	(50)	4/26/22	0.21%—	6 month EUR-	(34,232)
					Annually	EURIBOR-
						REUTERS—
						Semiannually
EUR	5,724,000	26,004	(50)	5/4/22	0.21%—	6 month EUR-	(41,167)
					Annually	EURIBOR-
						REUTERS—
						Semiannually
EUR	10,687,000	45,313 E	3,283	12/20/22	0.30%—	6 month EUR-	(42,030)
					Annually	EURIBOR-
						REUTERS—
						Semiannually
EUR	10,210,000	155,324 E	(77,762)	12/20/27	6 month	1.00%—Annually	77,562
					EUR-EURIBOR-
					REUTERS—
					Semiannually
EUR	1,649,000	10,430 E	(14)	10/27/27	1.61375%—	6 month EUR-	(10,444)
					Annually	EURIBOR-
						REUTERS—
						Semiannually
GBP	1,078,000	22,865 E	(20)	1/19/32	1.912%—	6 month GBP-	(22,885)
					Semiannually	LIBOR-BBA—
						Semiannually
GBP	1,330,000	17,399	(8,201)	6/21/27	1.251%—	6 month GBP-	3,942
					Semiannually	LIBOR-BBA—
						Semiannually

Global Income Trust 63

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
GBP	4,310,000	$72,184	$24,227	6/21/22	6 month GBP-	0.801%—	$(40,370)
					LIBOR-BBA—	Semiannually
					Semiannually
GBP	4,903,000	6,512	(15)	9/15/19	6 month GBP-	0.766%—	(4,051)
					LIBOR-BBA—	Semiannually
					Semiannually
GBP	7,471,000	39,790 E	(43,029)	12/20/22	1.05%—	6 month GBP-	(3,239)
					Semiannually	LIBOR-BBA—
						Semiannually
GBP	1,432,000	913 E	(6,067)	12/20/27	1.40%—	6 month GBP-	(6,979)
					Semiannually	LIBOR-BBA—
						Semiannually
GBP	981,000	11,062 E	(12)	9/22/32	1.863%—	6 month GBP-	(11,074)
					Semiannually	LIBOR-BBA—
						Semiannually
GBP	4,903,000	5,665 E	6,088	12/20/19	6 month GBP-	0.85%—	422
					LIBOR-BBA—	Semiannually
					Semiannually
JPY	97,000,000	207,027	(34)	9/2/43	1.87875%—	6 month JPY-	(209,659)
					Semiannually	LIBOR-BBA—
						Semiannually
MXN	18,821,000	75,689	—	1/1/26	1 month MXN-	6.16%—28 Days	(76,127)
					TIIE-BANXICO—
					28 Days
MXN	21,780,000	51,065	—	10/6/21	1 month MXN-	5.93%—28 Days	(52,035)
					TIIE-BANXICO—
					28 Days
MXN	6,330,000	15,822	(4)	12/24/26	8.12%—28 Days	1 month MXN-	(15,963)
						TIIE-BANXICO—
						28 Days
MXN	6,240,000	17,400	(4)	1/7/27	8.20%—28 Days	1 month MXN-	(17,448)
						TIIE-BANXICO—
						28 Days
NOK	10,283,000	6,232 E	(3,922)	12/20/27	6 month NOK-	2.00%—Annually	2,310
					NIBOR-NIBR—
					Semiannually
NOK	58,233,000	71 E	(5,176)	12/20/22	1.50%—	6 month NOK-	(5,247)
					Annually	NIBOR-NIBR—
						Semiannually
NZD	7,485,000	54,959 E	(10,629)	12/20/27	3 month NZD-	3.30%—	44,330
					BBR-FRA—	Semiannually
					Quarterly
NZD	3,461,000	15,892 E	2,765	12/20/22	3 month NZD-	2.80%—	18,657
					BBR-FRA—	Semiannually
					Quarterly
SEK	44,373,000	23,216 E	(9,813)	12/20/22	0.50%—	3 month SEK-	(33,028)
					Annually	STIBOR-SIDE—
						Quarterly

64 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
SEK	14,809,000	$9,765 E	$3,300	12/20/27	3 month SEK-	1.25%—Annually	$13,065
					STIBOR-SIDE—
					Quarterly
ZAR	26,825,000	531	(4)	10/31/20	3 month ZAR-	7.48%—	(536)
					JIBAR-SAFEX—	Quarterly
					Quarterly
ZAR	10,320,000	593	(5)	10/31/27	8.365%—	3 month ZAR-	(598)
					Quarterly	JIBAR-SAFEX—
						Quarterly
Total			$(622,294)				$7,194

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$68,751	$68,953	$—	1/12/41	4.00% (1 month	Synthetic TRS	$837
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
Barclays Bank PLC
24,393	24,326	—	1/12/42	4.00% (1 month	Synthetic TRS	144
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
68,604	68,806	—	1/12/41	4.00% (1 month	Synthetic TRS	835
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
576	568	—	1/12/38	6.50% (1 month	Synthetic TRS	(1)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
256,862	256,154	—	1/12/40	4.50% (1 month	Synthetic MBX	(318)
				USD-LIBOR)—	Index 4.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
185,443	184,932	—	1/12/40	4.50% (1 month	Synthetic MBX	(230)
				USD-LIBOR)—	Index 4.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
43,300	43,557	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(348)
				USD-LIBOR—	Index 6.00% 30 year
				Monthly	Fannie Mae pools—
Monthly

Global Income Trust 65

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$86,505	$85,864	$—	1/12/41	5.00% (1 month	Synthetic TRS Index	$284
				USD-LIBOR)—	5.00% 30 year Ginnie
				Monthly	Mae II pools—
Monthly
36,558	36,287	—	1/12/41	5.00% (1 month	Synthetic TRS Index	120
				USD-LIBOR)—	5.00% 30 year Ginnie
				Monthly	Mae II pools—
Monthly
54,910	54,179	—	1/12/38	6.50% (1 month	Synthetic TRS	(71)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
84,391	83,644	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(165)
				USD-LIBOR—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
36,591	36,398	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(108)
				USD-LIBOR—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
297,393	296,209	—	1/12/40	5.00% (1 month	Synthetic MBX	(674)
				USD-LIBOR)—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
5,768,534	5,746,413	—	1/12/41	5.00% (1 month	Synthetic MBX	(12,250)
				USD-LIBOR)—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
1,096,987	1,104,099	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(9,609)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
Citibank, N.A.
109,533	109,113	—	1/12/41	5.00% (1 month	Synthetic MBX	(233)
				USD-LIBOR)—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
Credit Suisse International
452,299	450,598	—	1/12/41	4.50% (1 month	Synthetic MBX Index	(1,018)
				USD-LIBOR)—	4.50% 30 year Ginnie
				Monthly	Mae II pools—
Monthly
61,568	61,023	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(121)
				USD-LIBOR—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly

66 Global Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$53,459	$53,621	$—	1/12/44	3.50% (1 month	Synthetic TRS	$603
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
14,815	14,737	—	1/12/43	3.50% (1 month	Synthetic TRS	44
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
131,493	128,760	—	1/12/45	4.00% (1 month	Synthetic TRS	(1,550)
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
115,479	113,078	—	1/12/45	4.00% (1 month	Synthetic TRS	(1,362)
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
109,710	110,133	—	1/12/45	3.50% (1 month	Synthetic TRS	1,346
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
243,709	244,425	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(2,966)
				USD-LIBOR—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
Goldman Sachs International
19,639	19,438	—	1/12/39	6.00% (1 month	Synthetic TRS	40
				USD-LIBOR)—	Index 6.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
3,910	3,858	—	1/12/38	6.50% (1 month	Synthetic TRS	(5)
				USD-LIBOR)—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
60,558	60,390	—	1/12/42	4.00% (1 month	Synthetic TRS	358
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
60,558	60,390	—	1/12/42	4.00% (1 month	Synthetic TRS	358
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
24,054	24,210	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(211)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
28,857	29,044	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(253)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly

Global Income Trust 67

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$545,033	$548,566	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(4,774)
				USD-LIBOR—	Index 6.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
171,015	170,540	—	1/12/42	4.00% (1 month	Synthetic TRS	1,011
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
90,052	89,803	—	1/12/42	4.00% (1 month	Synthetic TRS	532
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
101,530	100,633	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(199)
				USD-LIBOR—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
64,431	64,092	—	1/12/43	3.50% (1 month	Synthetic TRS	190
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
133,826	134,230	—	1/12/44	3.50% (1 month	Synthetic TRS	1,508
				USD-LIBOR)—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
114,607	112,225	—	1/12/45	4.00% (1 month	Synthetic TRS	(1,351)
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
JPMorgan Chase Bank N.A.
106,354	106,666	—	1/12/41	4.00% (1 month	Synthetic TRS	1,294
				USD-LIBOR)—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
101,530	100,633	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(199)
				USD-LIBOR—	Index 5.00% 30 year
				Monthly	Fannie Mae pools—
Monthly
JPMorgan Securities LLC
42,656	42,431	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(126)
				USD-LIBOR—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly
187,285	187,851	—	1/12/44	(3.50%) 1 month	Synthetic TRS	(2,111)
				USD-LIBOR—	Index 3.50% 30 year
				Monthly	Fannie Mae pools—
Monthly

68 Global Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC cont.
$406,577	$405,448	$—	1/12/42	(4.00%) 1 month	Synthetic TRS	$(2,404)
				USD-LIBOR—	Index 4.00% 30 year
				Monthly	Fannie Mae pools—
					Monthly
80,176	79,581	—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	(263)
				USD-LIBOR—	5.00% 30 year Ginnie
				Monthly	Mae II pools—
					Monthly
Upfront premium received		—		Unrealized appreciation		9,504
Upfront premium (paid)		—		Unrealized depreciation		(42,920)
Total		$—		Total		$(33,416)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	3,610,000	$21,383	$—	7/15/27	(1.40%)—At	Eurostat Eurozone	$21,383
					maturity	HICP excluding
						tobacco—At
						maturity
EUR	3,610,000	40,790	—	7/15/37	1.71%—At	Eurostat Eurozone	(40,791)
					maturity	HICP excluding
						tobacco—At
						maturity
EUR	1,354,000	8,367	(18)	8/15/27	(1.42%)—At	Eurostat Eurozone	8,349
					maturity	HICP excluding
						tobacco—At
						maturity
EUR	1,354,000	19,479	(33)	8/15/37	1.71%—At	Eurostat Eurozone	(19,511)
					maturity	HICP excluding
						tobacco—At
						maturity
EUR	2,256,000	11,833	(29)	8/15/27	(1.4275%)—At	Eurostat Eurozone	11,804
					maturity	HICP excluding
						tobacco—At
						maturity
EUR	2,256,000	30,326	(53)	8/15/37	1.7138%—At	Eurostat Eurozone	(30,380)
					maturity	HICP excluding
						tobacco—At
						maturity
EUR	1,805,000	6,415	(23)	9/15/27	(1.4475%)—At	Eurostat Eurozone	6,392
					maturity	HICP excluding
						tobacco—At
						maturity
EUR	1,805,000	16,862	(44)	9/15/37	1.735%—At	Eurostat Eurozone	(16,906)
					maturity	HICP excluding
						tobacco—At
						maturity

Global Income Trust 69

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/17 cont.
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	3,610,000	$505	$(26)	10/15/22	(1.3013%)—At	Eurostat Eurozone	$(530)
					maturity	HICP excluding
						tobacco—At
						maturity
EUR	1,805,000	828	(13)	10/15/22	(1.305%)—At	Eurostat Eurozone	(841)
					maturity	HICP excluding
						tobacco—At
						maturity
	$1,459,000	7,485	—	7/3/22	(1.9225%)—At	USA Non Revised	7,485
					maturity	Consumer Price
						Index-Urban
						(CPI-U)—At maturity
	1,459,000	7,032	—	7/3/27	2.085%—At	USA Non Revised	(7,032)
					maturity	Consumer Price
						Index-Urban
						(CPI-U)—At maturity
	1,679,000	11,798	—	7/5/22	(1.89%)—At	USA Non Revised	11,798
					maturity	Consumer Price
						Index-Urban
						(CPI-U)—At maturity
	1,679,000	14,087	—	7/5/27	2.05%—At	USA Non Revised	(14,087)
					maturity	Consumer Price
						Index-Urban
						(CPI-U)—At maturity
Total			$(239)				$(62,867)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 10/31/17
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$2,666	$39,000	$6,525	5/11/63	300 bp—	$(3,836)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,303	88,000	14,722	5/11/63	300 bp—	(9,368)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,865	176,000	29,445	5/11/63	300 bp—	(18,477)
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	159,152	3,136,000	187,219	5/11/63	200 bp—	(26,847)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,917	102,000	17,065	5/11/63	300 bp—	(4,088)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,711	177,000	29,612	5/11/63	300 bp—	(10,798)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	23,104	199,000	33,293	5/11/63	300 bp—	(10,073)
Index						Monthly

70 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 10/31/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BBB–.6	BBB–/P	$360,323	$3,370,000	$563,801	5/11/63	300 bp—	$(201,511)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	14,465	183,000	21,356	1/17/47	300 bp—	(6,784)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	5,845	89,000	5,313	5/11/63	200 bp—	566
Index						Monthly
CMBX NA A.6	A/P	3,656	120,000	7,164	5/11/63	200 bp—	(3,461)
Index						Monthly
CMBX NA A.6	A/P	10,274	184,000	10,985	5/11/63	200 bp—	(639)
Index						Monthly
CMBX NA A.6	A/P	9,238	187,000	11,164	5/11/63	200 bp—	(1,853)
Index						Monthly
CMBX NA A.6	A/P	9,804	199,000	11,880	5/11/63	200 bp—	(1,999)
Index						Monthly
CMBX NA A.6	A/P	8,165	264,000	15,761	5/11/63	200 bp—	(7,493)
Index						Monthly
CMBX NA A.6	A/P	9,631	307,000	18,328	5/11/63	200 bp—	(8,577)
Index						Monthly
CMBX NA A.6	A/P	16,946	333,000	19,880	5/11/63	200 bp—	(2,805)
Index						Monthly
CMBX NA A.6	A/P	17,515	346,000	20,656	5/11/63	200 bp—	(3,007)
Index						Monthly
CMBX NA A.6	A/P	17,515	346,000	20,656	5/11/63	200 bp—	(3,007)
Index						Monthly
CMBX NA A.6	A/P	18,006	346,000	20,656	5/11/63	200 bp—	(2,516)
Index						Monthly
CMBX NA A.7	A–/P	12,352	245,000	7,742	1/17/47	200 bp—	4,706
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,407	13,000	2,175	5/11/63	300 bp—	(760)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,976	27,000	4,517	5/11/63	300 bp—	(1,525)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,826	35,000	5,856	5/11/63	300 bp—	(4,009)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,899	73,000	12,213	5/11/63	300 bp—	(4,272)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,929	73,000	12,213	5/11/63	300 bp—	(4,241)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,093	77,000	12,882	5/11/63	300 bp—	(6,744)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,382	97,000	16,228	5/11/63	300 bp—	(4,790)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,491	154,000	25,764	5/11/63	300 bp—	(15,183)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	21,307	175,000	29,278	5/11/63	300 bp—	(7,869)
Index						Monthly

Global Income Trust 71

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 10/31/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$48,302	$515,000	$86,160	5/11/63	300 bp—	$(37,557)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	46,305	616,000	103,057	5/11/63	300 bp—	(56,392)
Index						Monthly
JPMorgan Securities LLC
CMBX NA A.6	A/P	2,459	48,000	2,866	5/11/63	200 bp—	(388)
Index						Monthly
CMBX NA A.6	A/P	7,129	161,000	9,612	5/11/63	200 bp—	(2,420)
Index						Monthly
CMBX NA A.6	A/P	11,017	178,000	10,627	5/11/63	200 bp—	459
Index						Monthly
CMBX NA A.6	A/P	9,807	181,000	10,806	5/11/63	200 bp—	(928)
Index						Monthly
CMBX NA A.6	A/P	9,756	183,000	10,925	5/11/63	200 bp—	(1,098)
Index						Monthly
CMBX NA A.6	A/P	10,055	307,000	18,328	5/11/63	200 bp—	(8,154)
Index						Monthly
CMBX NA A.6	A/P	10,728	374,000	22,328	5/11/63	200 bp—	(11,455)
Index						Monthly
CMBX NA A.6	A/P	11,523	381,000	22,746	5/11/63	200 bp—	(11,075)
Index						Monthly
CMBX NA A.6	A/P	20,955	386,000	23,044	5/11/63	200 bp—	(1,939)
Index						Monthly
CMBX NA A.6	A/P	15,578	472,000	28,178	5/11/63	200 bp—	(12,417)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,088	7,000	1,171	5/11/63	300 bp—	(79)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,752	12,000	2,008	5/11/63	300 bp—	(249)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,458	13,000	2,175	5/11/63	300 bp—	(709)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,428	13,000	2,175	5/11/63	300 bp—	(739)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,974	14,000	2,342	5/11/63	300 bp—	(360)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,201	20,000	3,346	5/11/63	300 bp—	(1,133)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,843	25,000	4,183	5/11/63	300 bp—	(1,325)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,837	25,000	4,183	5/11/63	300 bp—	(1,331)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,178	26,000	4,350	5/11/63	300 bp—	(1,157)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,178	26,000	4,350	5/11/63	300 bp—	(1,157)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,642	33,000	5,521	5/11/63	300 bp—	(1,859)
Index						Monthly

72 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 10/31/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6	BBB–/P	$6,125	$49,000	$8,198	5/11/63	300 bp—	$(2,044)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,470	58,000	9,703	5/11/63	300 bp—	(3,200)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,154	82,000	13,719	5/11/63	300 bp—	(3,517)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,394	86,000	14,388	5/11/63	300 bp—	(1,944)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,850	102,000	17,065	5/11/63	300 bp—	(2,155)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,891	116,000	19,407	5/11/63	300 bp—	(6,448)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	29,457	199,000	33,293	5/11/63	300 bp—	(3,720)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	29,457	199,000	33,293	5/11/63	300 bp—	(3,720)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	30,584	247,000	41,323	5/11/63	300 bp—	(10,595)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	251,969	2,104,000	351,999	5/11/63	300 bp—	(98,803)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	4,724	48,000	5,602	1/17/47	300 bp—	(850)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	1,621	62,000	7,235	1/17/47	300 bp—	(5,578)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	4,694	89,000	10,386	1/17/47	300 bp—	(5,640)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	4,980	90,000	10,503	1/17/47	300 bp—	(5,471)
Index						Monthly
Upfront premium received		1,467,326		Unrealized appreciation			5,731
Upfront premium (paid)		—		Unrealized depreciation			(684,138)
Total		$1,467,326		Total			$(678,407)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2017.

Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Global Income Trust 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED at 10/31/17
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.7 Index	$(8,010)	$51,000	$9,812	1/17/47	(500 bp)—	$1,753
					Monthly
CMBX NA BB.7 Index	(8,328)	51,000	9,812	1/17/47	(500 bp)—	1,435
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(18,286)	1,036,000	272,157	5/11/63	(500 bp)—	252,864
					Monthly
CMBX NA BB.7 Index	(60,696)	369,000	70,996	1/17/47	(500 bp)—	9,941
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(38,567)	377,000	99,038	5/11/63	(500 bp)—	60,105
					Monthly
CMBX NA BB.7 Index	(6,053)	40,000	7,696	1/17/47	(500 bp)—	1,604
					Monthly
CMBX NA BB.7 Index	(45,077)	222,000	42,713	1/17/47	(500 bp)—	(2,580)
					Monthly
CMBX NA BB.7 Index	(16,057)	98,000	18,855	1/17/47	(500 bp)—	2,703
					Monthly
JPMorgan Securities LLC
CMBX NA BB.6 Index	(12,630)	95,000	24,957	5/11/63	(500 bp)—	12,234
					Monthly
CMBX NA BB.6 Index	(9,842)	70,000	18,389	5/11/63	(500 bp)—	8,479
					Monthly
CMBX NA BB.6 Index	(7,479)	52,000	13,660	5/11/63	(500 bp)—	6,131
					Monthly
CMBX NA BB.7 Index	(20,201)	118,000	22,703	1/17/47	(500 bp)—	2,388
					Monthly
CMBX NA BB.7 Index	(15,497)	99,000	19,048	1/17/47	(500 bp)—	3,454
					Monthly
CMBX NA BB.7 Index	(9,257)	57,000	10,967	1/17/47	(500 bp)—	1,654
					Monthly
CMBX NA BB.7 Index	(8,010)	51,000	9,812	1/17/47	(500 bp)—	1,753
					Monthly
CMBX NA BBB–.7 Index	(1,562)	14,000	1,634	1/17/47	(300 bp)—	63
					Monthly
CMBX NA BBB–.7 Index	(733)	7,000	817	1/17/47	(300 bp)—	80
					Monthly
Upfront premium received	—		Unrealized appreciation			366,641
Upfront premium (paid)	(286,285)		Unrealized depreciation			(2,580)
Total	$(286,285)		Total			$364,061

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

74 Global Income Trust

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED at 10/31/17
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt *	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 29	$249,431	$3,348,000	$281,416	12/20/22	(500 bp)—	$(47,330)
Index					Quarterly
Total	$249,431					$(47,330)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Global Income Trust 75

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$558,333	$—
Corporate bonds and notes	—	74,446,861	—
Foreign government and agency bonds and notes	—	88,218,128	—
Mortgage-backed securities	—	59,304,647	—
Municipal bonds and notes	—	426,421	—
Purchased options outstanding	—	178,917	—
Purchased swap options outstanding	—	2,170,179	—
U.S. government and agency mortgage obligations	—	102,859,789	—
U.S. treasury obligations	—	112,014	—
Short-term investments	5,853,952	10,122,252	—
Totals by level	$5,853,952	$338,397,541	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(426,794)	$—
Futures contracts	(69,592)	—	—
Written options outstanding	—	(121,513)	—
Written swap options outstanding	—	(2,243,984)	—
Forward premium swap option contracts	—	64,010	—
TBA sale commitments	—	(40,063,905)	—
Interest rate swap contracts	—	559,997	—
Total return swap contracts	—	(96,044)	—
Credit default contracts	—	(1,792,148)	—
Totals by level	$(69,592)	$(44,120,381)	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

76 Global Income Trust

Statement of assets and liabilities 10/31/17

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $340,359,976)	$338,397,541
Affiliated issuers (identified cost $5,853,952) (Note 5)	5,853,952
Foreign currency (cost $104,002) (Note 1)	103,953
Interest and other receivables	2,328,521
Receivable for shares of the fund sold	327,807
Receivable for investments sold	4,594,613
Receivable for sales of delayed delivery securities (Note 1)	31,013,969
Receivable for variation margin on futures contracts (Note 1)	18,329
Receivable for variation margin on centrally cleared swap contracts (Note 1)	159,867
Unrealized appreciation on forward premium swap option contracts (Note 1)	277,012
Unrealized appreciation on forward currency contracts (Note 1)	920,201
Unrealized appreciation on OTC swap contracts (Note 1)	409,892
Premium paid on OTC swap contracts (Note 1)	286,285
Prepaid assets	50,051
Total assets	384,741,993

LIABILITIES
Payable for investments purchased	332,885
Payable for purchases of delayed delivery securities (Note 1)	96,155,241
Payable for shares of the fund repurchased	355,442
Payable for compensation of Manager (Note 2)	108,245
Payable for custodian fees (Note 2)	43,349
Payable for investor servicing fees (Note 2)	88,151
Payable for Trustee compensation and expenses (Note 2)	182,510
Payable for administrative services (Note 2)	1,033
Payable for distribution fees (Note 2)	48,743
Payable for variation margin on futures contracts (Note 1)	4,303
Payable for variation margin on centrally cleared swap contracts (Note 1)	136,245
Unrealized depreciation on OTC swap contracts (Note 1)	827,145
Premium received on OTC swap contracts (Note 1)	1,467,326
Unrealized depreciation on forward currency contracts (Note 1)	1,346,995
Unrealized depreciation on forward premium swap option contracts (Note 1)	213,002
Written options outstanding, at value (premiums $3,860,444) (Note 1)	2,365,497
TBA sale commitments, at value (proceeds receivable $40,096,328) (Note 1)	40,063,905
Collateral on certain derivative contracts, at value (Notes 1 and 8)	112,014
Other accrued expenses	195,171
Total liabilities	144,047,202

Net assets	$240,694,791

(Continued on next page)

Global Income Trust 77

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$253,699,741
Undistributed net investment income (Note 1)	3,202,681
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(14,815,612)
Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(1,392,019)
Total — Representing net assets applicable to capital shares outstanding	$240,694,791

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($121,661,287 divided by 10,092,478 shares)	$12.05
Offering price per class A share (100/96.00 of $12.05)*	$12.55
Net asset value and offering price per class B share ($3,632,604 divided by 302,836 shares)**	$12.00
Net asset value and offering price per class C share ($17,763,278 divided by 1,480,465 shares)**	$12.00
Net asset value and redemption price per class M share ($7,695,528 divided by 645,378 shares)	$11.92
Offering price per class M share (100/96.75 of $11.92)†	$12.32
Net asset value, offering price and redemption price per class R share
($3,040,071 divided by 252,331 shares)	$12.05
Net asset value, offering price and redemption price per class R5 share
($28,768 divided by 2,387 shares)	$12.05
Net asset value, offering price and redemption price per class R6 share
($6,606,825 divided by 548,071 shares)	$12.05
Net asset value, offering price and redemption price per class Y share
($80,266,430 divided by 6,661,921 shares)	$12.05

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

78 Global Income Trust

Statement of operations Year ended 10/31/17

INVESTMENT INCOME
Interest (including interest income of $70,838 from investments in affiliated issuers) (Note 5)	$8,694,585
Total investment income	8,694,585

EXPENSES
Compensation of Manager (Note 2)	1,350,064
Investor servicing fees (Note 2)	545,156
Custodian fees (Note 2)	103,365
Trustee compensation and expenses (Note 2)	13,190
Distribution fees (Note 2)	622,723
Administrative services (Note 2)	7,691
Auditing and tax fees	156,763
Other	220,276
Fees waived and reimbursed by Manager (Note 2)	(2,899)
Total expenses	3,016,329

Expense reduction (Note 2)	(707)
Net expenses	3,015,622

Net investment income	5,678,963

Net realized loss on securities from unaffiliated issuers (Notes 1 and 3)	(2,250,669)
Net realized gain on forward currency contracts (Note 1)	825,954
Net realized gain on foreign currency transactions (Note 1)	28,411
Net realized gain on swap contracts (Note 1)	6,751,297
Net realized loss on futures contracts (Note 1)	(2,777,616)
Net realized gain on written options (Note 1)	725,742
Net unrealized depreciation of securities in unaffiliated issuers and TBA sale commitments
during the year	(106,117)
Net unrealized appreciation of forward currency contracts during the year	513,413
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	16,351
Net unrealized depreciation of swap contracts during the year	(1,906,918)
Net unrealized appreciation of futures contracts during the year	1,205,747
Net unrealized appreciation of written options during the year	1,381,321
Net gain on investments	4,406,916

Net increase in net assets resulting from operations	$10,085,879

The accompanying notes are an integral part of these financial statements.

Global Income Trust 79

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/17	Year ended 10/31/16
Operations
Net investment income	$5,678,963	$6,757,643
Net realized gain (loss) on investments
and foreign currency transactions	3,303,119	(5,772,867)
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	1,103,797	7,449,284
Net increase in net assets resulting from operations	10,085,879	8,434,060
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(4,230,276)	(4,995,135)
Class B	(102,702)	(134,575)
Class C	(463,380)	(551,718)
Class M	(241,058)	(265,872)
Class R	(110,710)	(309,354)
Class R5	(940)	(915)
Class R6	(231,970)	(222,137)
Class Y	(2,569,769)	(2,234,801)
Decrease from capital share transactions (Note 4)	(32,614,741)	(12,293,133)
Total decrease in net assets	(30,479,667)	(12,573,580)

NET ASSETS
Beginning of year	271,174,458	283,748,038
End of year (including undistributed net investment
income of $3,202,681 and $5,277,970, respectively)	$240,694,791	$271,174,458

The accompanying notes are an integral part of these financial statements.

80 Global Income Trust

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Global Income Trust 81

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)
Class A
October 31, 2017	$11.93	.27	.23	.50	(.38)	—	(.38)	$12.05	4.32	$121,661	1.22[d]	2.28[d]	660[e]
October 31, 2016	11.93	.30	.08	.38	(.38)	—	(.38)	11.93	3.27	148,868	1.16[f]	2.50[f]	551[e]
October 31, 2015	12.60	.31	(.60)	(.29)	(.38)	—	(.38)	11.93	(2.31)	160,497	1.10	2.54	296[e]
October 31, 2014	12.57	.36	.05	.41	(.38)	—	(.38)	12.60	3.30	171,481	1.09	2.84	295[e]
October 31, 2013	12.85	.38	(.27)	.11	(.35)	(.04)	(.39)	12.57	.82	199,284	1.10	2.96	335[g]
Class B
October 31, 2017	$11.87	.18	.24	.42	(.29)	—	(.29)	$12.00	3.63	$3,633	1.97[d]	1.51[d]	660[e]
October 31, 2016	11.87	.21	.08	.29	(.29)	—	(.29)	11.87	2.51	4,916	1.91[f]	1.74[f]	551[e]
October 31, 2015	12.54	.22	(.60)	(.38)	(.29)	—	(.29)	11.87	(3.05)	6,060	1.85	1.78	296[e]
October 31, 2014	12.51	.26	.06	.32	(.29)	—	(.29)	12.54	2.54	7,884	1.84	2.08	295[e]
October 31, 2013	12.80	.28	(.28)	—[h]	(.26)	(.03)	(.29)	12.51	(.01)	9,002	1.85	2.21	335[g]
Class C
October 31, 2017	$11.87	.18	.24	.42	(.29)	—	(.29)	$12.00	3.63	$17,763	1.97[d]	1.53[d]	660[e]
October 31, 2016	11.88	.21	.08	.29	(.30)	—	(.30)	11.87	2.43	21,570	1.91[f]	1.74[f]	551[e]
October 31, 2015	12.55	.22	(.60)	(.38)	(.29)	—	(.29)	11.88	(3.04)	24,160	1.85	1.78	296[e]
October 31, 2014	12.51	.26	.07	.33	(.29)	—	(.29)	12.55	2.61	30,175	1.84	2.08	295[e]
October 31, 2013	12.80	.28	(.28)	—[h]	(.26)	(.03)	(.29)	12.51	(.01)	31,771	1.85	2.22	335[g]
Class M
October 31, 2017	$11.80	.24	.24	.48	(.36)	—	(.36)	$11.92	4.12	$7,696	1.47[d]	2.03[d]	660[e]
October 31, 2016	11.81	.26	.09	.35	(.36)	—	(.36)	11.80	2.98	8,564	1.41[f]	2.24[f]	551[e]
October 31, 2015	12.48	.28	(.60)	(.32)	(.35)	—	(.35)	11.81	(2.58)	9,406	1.35	2.28	296[e]
October 31, 2014	12.45	.33	.05	.38	(.35)	—	(.35)	12.48	3.07	10,911	1.34	2.58	295[e]
October 31, 2013	12.74	.34	(.28)	.06	(.32)	(.03)	(.35)	12.45	.50	12,457	1.35	2.71	335[g]
Class R
October 31, 2017	$11.90	.24	.24	.48	(.33)	—	(.33)	$12.05	4.14	$3,040	1.47[d]	2.02[d]	660[e]
October 31, 2016	11.91	.27	.08	.35	(.36)	—	(.36)	11.90	2.98	13,875	1.41[f]	2.26[f]	551[e]
October 31, 2015	12.58	.28	(.60)	(.32)	(.35)	—	(.35)	11.91	(2.56)	6,366	1.35	2.27	296[e]
October 31, 2014	12.54	.33	.06	.39	(.35)	—	(.35)	12.58	3.12	6,072	1.34	2.58	295[e]
October 31, 2013	12.83	.34	(.28)	.06	(.32)	(.03)	(.35)	12.54	.50	5,586	1.35	2.70	335[g]
Class R5
October 31, 2017	$11.93	.32	.23	.55	(.43)	—	(.43)	$12.05	4.70	$29	.87[d]	2.68[d]	660[e]
October 31, 2016	11.94	.34	.07	.41	(.42)	—	(.42)	11.93	3.50	24	.86[f]	2.82[f]	551[e]
October 31, 2015	12.60	.35	(.59)	(.24)	(.42)	—	(.42)	11.94	(1.94)	41.83		2.84	296[e]
October 31, 2014	12.56	.39	.07	.46	(.42)	—	(.42)	12.60	3.67	24.82		3.02	295[e]
October 31, 2013	12.85	.42	(.29)	.13	(.38)	(.04)	(.42)	12.56	1.02	11.82		3.27	335[g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

82 Global Income Trust	Global Income Trust 83

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	distributions	of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%)
Class R6
October 31, 2017	$11.92	.33	.23	.56	(.43)	—	(.43)	$12.05	4.83	$6,607	.80[d]	2.73[d]	660[e]
October 31, 2016	11.93	.34	.08	.42	(.43)	—	(.43)	11.92	3.59	6,445	.79[f]	2.88[f]	551[e]
October 31, 2015	12.60	.35	(.59)	(.24)	(.43)	—	(.43)	11.93	(1.97)	5,405.76		2.89	296[e]
October 31, 2014	12.57	.40	.06	.46	(.43)	—	(.43)	12.60	3.64	4,736.75		3.15	295[e]
October 31, 2013	12.85	.38[i]	(.23)	.15	(.39)	(.04)	(.43)	12.57	1.19	4,025.75		3.00[i]	335[g]
Class Y
October 31, 2017	$11.92	.31	.24	.55	(.42)	—	(.42)	$12.05	4.68	$80,266	.97[d]	2.56[d]	660[e]
October 31, 2016	11.93	.33	.07	.40	(.41)	—	(.41)	11.92	3.44	66,913	.91[f]	2.75[f]	551[e]
October 31, 2015	12.60	.34	(.59)	(.25)	(.42)	—	(.42)	11.93	(2.06)	71,813.85		2.79	296[e]
October 31, 2014	12.57	.38	.07	.45	(.42)	—	(.42)	12.60	3.58	117,947.84		2.97	295[e]
October 31, 2013	12.86	.41	(.28)	.13	(.38)	(.04)	(.42)	12.57	1.00	40,069.85		3.22	335[g]

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

g Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
October 31, 2013	673%

h Amount represents less than $0.01 per share.

i The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

84 Global Income Trust

Notes to financial statements 10/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2016 through October 31, 2017.

Putnam Global Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of companies and governments worldwide; that are investment-grade in quality; and that have intermediate-to long-term maturities (three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in investment-grade securities. This policy may be changed only after 60 days’ notice to shareholders. The fund may also invest in bonds that are below-investment-grade in quality (sometimes referred to as “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

86 Global Income Trust

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only

Global Income Trust 87

securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

88 Global Income Trust

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss.  Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty

Global Income Trust 89

risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale

90 Global Income Trust

commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,184,391 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,866,560 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

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Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2017, the fund had the following capital loss carryover available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$11,955,332	$—	$11,955,332

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from the expiration of a capital loss carryover, from realized gains and losses on certain futures contracts, from unrealized gains and losses on certain futures contracts, from income on swap contracts, from interest-only securities and from real estate mortgage investment conduits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $196,553 to increase undistributed net investment income, $2,479,427 to decrease paid-in capital and $2,282,874 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$13,814,534
Unrealized depreciation	(17,895,489)
Net unrealized depreciation	(4,080,955)
Undistributed ordinary income	3,045,202
Capital loss carryforward	(11,955,332)
Cost for federal income tax purposes	$304,134,660

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Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,
0.650%	of the next $5 billion,	0.480%	of the next $50 billion,
0.600%	of the next $10 billion,	0.470%	of the next $100 billion and
0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.545% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $2,899 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$297,290	Class R5	32
Class B	9,381	Class R6	3,190
Class C	42,387	Class Y	165,046
Class M	17,926	Total	$545,156
Class R	9,904

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $707 under the expense offset arrangements.

Global Income Trust 93

Each Independent Trustee of the fund receives an annual Trustee fee, of which $177, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$330,404
Class B	1.00%	1.00%	41,724
Class C	1.00%	1.00%	188,628
Class M	1.00%	0.50%	39,890
Class R	1.00%	0.50%	22,077
Total			$622,723

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $10,344 and $72 from the sale of class A and class M shares, respectively, and received $1,828 and $559 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $63 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,946,690,076	$1,970,713,788
U.S. government securities (Long-term)	—	—
Total	$1,946,690,076	$1,970,713,788

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

94 Global Income Trust

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class A	Shares	Amount	Shares	Amount
Shares sold	1,689,008	$20,094,749	2,062,239	$24,524,846
Shares issued in connection with
reinvestment of distributions	329,437	3,914,184	376,113	4,477,195
	2,018,445	24,008,933	2,438,352	29,002,041
Shares repurchased	(4,407,409)	(52,375,461)	(3,408,526)	(40,716,347)
Net decrease	(2,388,964)	$(28,366,528)	(970,174)	$(11,714,306)

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class B	Shares	Amount	Shares	Amount
Shares sold	14,244	$168,148	40,753	$487,348
Shares issued in connection with
reinvestment of distributions	8,097	95,736	10,330	122,314
	22,341	263,884	51,083	609,662
Shares repurchased	(133,732)	(1,583,151)	(147,249)	(1,751,155)
Net decrease	(111,391)	$(1,319,267)	(96,166)	$(1,141,493)

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class C	Shares	Amount	Shares	Amount
Shares sold	230,083	$2,730,144	311,327	$3,712,312
Shares issued in connection with
reinvestment of distributions	33,703	398,759	39,191	464,564
	263,786	3,128,903	350,518	4,176,876
Shares repurchased	(600,372)	(7,084,981)	(567,680)	(6,738,879)
Net decrease	(336,586)	$(3,956,078)	(217,162)	$(2,562,003)

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class M	Shares	Amount	Shares	Amount
Shares sold	11,150	$131,439	5,400	$63,636
Shares issued in connection with
reinvestment of distributions	4,205	49,449	5,204	61,308
	15,355	180,888	10,604	124,944
Shares repurchased	(95,511)	(1,121,893)	(81,276)	(958,591)
Net decrease	(80,156)	$(941,005)	(70,672)	$(833,647)

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class R	Shares	Amount	Shares	Amount
Shares sold	161,150	$1,898,247	858,730	$10,244,292
Shares issued in connection with
reinvestment of distributions	6,161	72,449	22,240	265,134
	167,311	1,970,696	880,970	10,509,426
Shares repurchased	(1,080,991)	(12,578,649)	(249,535)	(2,963,675)
Net increase (decrease)	(913,680)	$(10,607,953)	631,435	$7,545,751

Global Income Trust 95

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class R5	Shares	Amount	Shares	Amount
Shares sold	346	$4,113	239	$2,845
Shares issued in connection with
reinvestment of distributions	79	940	77	915
	425	5,053	316	3,760
Shares repurchased	(31)	(360)	(1,729)	(20,323)
Net increase (decrease)	394	$4,693	(1,413)	$(16,563)

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class R6	Shares	Amount	Shares	Amount
Shares sold	118,170	$1,409,636	149,054	$1,776,027
Shares issued in connection with
reinvestment of distributions	19,505	231,970	18,651	222,137
	137,675	1,641,606	167,705	1,998,164
Shares repurchased	(130,072)	(1,546,211)	(80,255)	(953,673)
Net increase	7,603	$95,395	87,450	$1,044,491

	YEAR ENDED 10/31/17		YEAR ENDED 10/31/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,801,707	$45,183,027	2,617,198	$31,334,701
Shares issued in connection with
reinvestment of distributions	184,235	2,192,470	161,428	1,922,283
	3,985,942	47,375,497	2,778,626	33,256,984
Shares repurchased	(2,936,124)	(34,899,495)	(3,187,960)	(37,872,347)
Net increase (decrease)	1,049,818	$12,476,002	(409,334)	$(4,615,363)

At the close of the reporting period, Putnam Investments, LLC owned 964 class R5 shares of the fund (40.39% of class R5 shares outstanding), valued at $11,616.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/16	cost	proceeds	income	of 10/31/17
Short-term investments
Putnam Short Term
Investment Fund*	$9,296,839	$86,773,913	$90,216,800	$70,838	$5,853,952
Total Short-term
investments	$9,296,839	$86,773,913	$90,216,800	$70,838	$5,853,952

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

There were no realized or unrealized gains or losses during the period.

96 Global Income Trust

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$17,200,000
Purchased currency options (contract amount)	$10,800,000
Purchased swap option contracts (contract amount)	$418,600,000
Written TBA commitment option contracts (contract amount)	$34,300,000
Written currency options (contract amount)	$10,800,000
Written swap option contracts (contract amount)	$390,300,000
Futures contracts (number of contracts)	500
Forward currency contracts (contract amount)	$278,000,000
OTC interest rate swap contracts (notional)	$9,100,000
Centrally cleared interest rate swap contracts (notional)	$438,200,000
OTC total return swap contracts (notional)	$29,700,000
Centrally cleared total return swap contracts (notional)	$7,800,000
OTC credit default contracts (notional)	$17,700,000
Centrally cleared credit default contracts (notional)	$2,300,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
			Payables, Net assets —
Credit contracts	Receivables	$650,346	Unrealized depreciation	$2,442,494*
Foreign exchange
contracts	Investments, Receivables	985,573	Payables	1,365,413
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	5,535,457*	Unrealized depreciation	5,140,441*
Total		$7,171,376		$8,948,348

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Global Income Trust 97

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$70,314	$70,314
Foreign exchange contracts	290,761	—	825,954	—	$1,116,715
Interest rate contracts	(966,224)	(2,777,616)	—	6,680,983	$2,937,143
Total	$(675,463)	$(2,777,616)	$825,954	$6,751,297	$4,124,172

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(494,676)	$(494,676)
Foreign exchange contracts	(43,033)	—	513,413	—	$470,380
Interest rate contracts	227,663	1,205,747	—	(1,412,242)	$21,168
Total	$184,630	$1,205,747	$513,413	$(1,906,918)	$(3,128)

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Global Income Trust 99

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse First Boston (clearing broker)	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	West Pac Banking Corp.	Total
Assets:
OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$28,016	$—	$—	$—	$—	$—	$—	$—	$28,016
Centrally cleared interest rate swap
contracts§	—	—	151,858	—	—	4,290	—	—	—	—	—	—	—	—	—	—	—	156,148
OTC Total return swap contracts*#	837	1,383	—	—	—	—	1,993	3,997	—	1,294	—	—	—	—	—	—	—	9.504
Centrally cleared total return swap
contracts§	—	—	3,719	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,719
OTC Credit default contracts — protection
sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts — protection
purchased*#	—	—	—	—	19,526	—	341,787	167,586	—	—	121,447	—	—	—	—	—	—	650,346
Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	18,329	—	—	—	—	—	18,329
Forward currency contracts #	22,355	36,146	—	264,259	—	—	50,558	66,515	74,371	212,039	—	—	—	65,644	28,493	58,228	41,593	920,201
Forward premium swap option contracts #	140,269	—	—	34,154	—	—	310	—	—	102,279	—	—	—	—	—	—	—	277,012
Purchased swap options **#	315,926	—	—	372,481	—	—	180,562	655,804	—	645,406	—	—	—	—	—	—	—	2,170,179
Purchased options **#	43,751	—	—	—	—	—	—	—	—	135,166	—	—	—	—	—	—	—	178,917
Total Assets	$523,138	$37,529	$155,577	$670,894	$19,526	$4,290	$575,210	$893,902	$74,371	$1,124,200	$121,447	$18,329	$—	$65,644	$28,493	$58,228	$41,593	$4,412,371
Liabilities:
OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$97,507	$—	$—	$—	$—	$—	$—	$—	$—	$—	$97,507
Centrally cleared interest rate swap
contracts§	—	—	119,486	—	—	8,473	—	—	—	—	—	—	—	—	—	—	—	127,959
OTC Total return swap contracts*#	—	23,774	—	233	—	—	7,017	6,793	—	199	4,904	—	—	—	—	—	—	42,920
Centrally cleared total return swap
contracts§	—	—	3,214	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,214
OTC Credit default contracts — protection
sold*#	50,515	—	—	—	—	—	848,773	478,291	—	—	768,154	—	—	—	—	—	—	2,145,733
OTC Credit default contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit default contracts§	—	—	5,072	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,072
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	4,303	—	—	—	—	—	4,303
Forward currency contracts #	159,297	17,937	—	82,253	—	—	12,982	278,436	4,106	398,293	—	—	—	83,685	208,060	101,946	—	1,346,995
Forward premium swap option contracts #	93,457	35,742	—	11,684	—	—	—	3,295	—	66,202	—	—	2,622	—	—	—	—	213,002
Written swap options #	296,830	—	—	501,196	—	—	138,877	633,349	—	673,732	—	—	—	—	—	—	—	2,243,984
Written options #	13,243	—	—	—	—	—	—	—	—	108,270	—	—	—	—	—	—	—	121,513

100 Global Income Trust	Global Income Trust 101

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse First Boston (clearing broker)	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	West Pac Banking Corp.	Total
Total Liabilities	$613,342	$77,453	$127,772	$595,366	$—	$8,473	$1,007,649	$1,497,671	$4,106	$1,246,696	$773,058	$4,303	$2,622	$83,685	$208,060	$101,946	$—	$6,352,202
Total Financial and Derivative Net Assets	$(90,204)	$(39,924)	$27,805	$75,528	$19,526	$(4,183)	$(432,439)	$(603,769)	$70,265	$(122,496)	$(651,611)	$14,026	$(2,622)	$(18,041)	$(179,567)	$(43,718)	$41,593	$(1,939,831)
Total collateral received (pledged)†##	$(90,204)	$—	$—	$—	$—	$—	$(408,311)	$(510,387)	$70,265	$(110,867)	$(575,309)	$—	$—	$—	$(150,819)	$—	$—
Net amount	$—	$(39,924)	$27,805	$75,528	$19,526	$(4,183)	$(24,128)	$(93,382)	$—	$(11,629)	$(76,302)	$14,026	$(2,622)	$(18,041)	$(28,748)	$(43,718)	$41,593
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$112,014	$—	$—	$—	$—	$—	$—	$—	$—	$112,014
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$(110,867)	$—	$—	$—	$—	$—	$(408,311)	$(510,387)	$—	$(110,867)	$(575,309)	$—	$—	$—	$(150,819)	$—	$—	$(1,866,560)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $281,662 and $6,123,226, respectively.

102 Global Income Trust	Global Income Trust 103

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $4,800,102 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

104 Global Income Trust

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Global Income Trust 105

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2017, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

106 Global Income Trust

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Global Income Trust 107

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

108 Global Income Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Independent Registered	Robert T. Burns
Public Accounting Firm	Vice President and	Denere P. Poulack
PricewaterhouseCoopers LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN031 308574 12/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2017	$132,025	$ —	$19,197	$ —
October 31, 2016	$136,758	$ —	$18,821	$ —

For the fiscal years ended October 31, 2017 and October 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $401,727 and $578,574 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2017	$ —	$382,530	$ —	$ —

October 31, 2016	$ —	$559,753	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 28, 2017